                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials permitted by Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           FINANCIAL INTRANET, INC.
--------------------------------------------------------------------------------
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (6) Amount Previously Paid:

    (7) Form, Schedule or Registration Statement No.:

    (8) Filing Party:

    (9) Date Filed:

                            FINANCIAL INTRANET, INC.
                             ONE CAPITAL CITY PLAZA
                        3350 PEACHTREE ROAD, SUITE 1050
                             ATLANTA, GEORGIA 30326

                                 JUNE 13, 2001

To the Financial Intranet, Inc. Stockholders:

     I would like to take this opportunity to invite you to attend our 2001 Annual Meeting of Stockholders of Financial Intranet, Inc., which we will hold at Technest.com, Inc., One Capital City Plaza, 3350 Peachtree Road, Suite 1050, Atlanta, Georgia 30326, at 8:00 a.m., Atlanta time, on Thursday, June 28, 2001.

     This letter is accompanied by the formal notice of Financial Intranet, Inc.'s annual meeting and the proxy statement. The proxy statement tells you more about the agenda and procedures for the meeting. The proxy statement also describes how the board of directors operates and gives information about our proposed amendments to Financial Intranet's Restated Articles of Amendments and bylaws, our director candidates, and our proposed stock incentive plan. Included also is a form of proxy for voting at the meeting and our 2000 annual report to stockholders on Form 10-KSB.

     We look forward to greeting personally those of you who are able to be present at the annual meeting and sharing with you more information about Financial Intranet.

     YOUR VOTE IS VERY IMPORTANT AND IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED, WHETHER OR NOT YOU ARE ABLE TO BE WITH US AT THE MEETING. TO ENSURE YOUR REPRESENTATION AT THE MEETING, EVEN IF YOU ANTICIPATE ATTENDING IN PERSON, WE URGE YOU TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD. IF YOU ATTEND, YOU WILL, OF COURSE, BE ENTITLED TO REVOKE YOUR PROXY AND VOTE IN PERSON. I WOULD LIKE TO STRESS THE IMPORTANCE OF YOU SUBMITTING YOUR VOTE AS EARLY AS POSSIBLE.

                                            Sincerely,

                                            /s/ MICHAEL SHEPPARD
                                            Michael Sheppard
                                            Director and President

                            FINANCIAL INTRANET, INC.
                             ONE CAPITAL CITY PLAZA
                        3350 PEACHTREE ROAD, SUITE 1050
                             ATLANTA, GEORGIA 30326

                 NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS

                                 JUNE 13, 2001

To Our Stockholders,

     The 2001 annual meeting of the stockholders of Financial Intranet, Inc. will take place at Technest.com, Inc., One Capital City Plaza, 3350 Peachtree Road, Suite 1050, Atlanta, Georgia 30326, at 8:00 a.m., Atlanta time, on Thursday, June 28, 2001, for the purpose of considering and acting upon the following matters described in more detail in the accompanying proxy statement:

     - an amendment to Financial Intranet Inc.'s Restated Articles of Incorporation to (1) increase the number of authorized shares of all classes of capital stock of the Company to 500,000,000 of which 495,000,000 shares, $.001 par value, will be common stock and 5,000,000 shares, $.001 par value, will be preferred stock, (2) limit the personal liability of the Company's directors and officers, (3) elect that Financial Intranet, Inc. shall not be governed by Nevada's Control Share and Business Combination statutes, Nev. Rev. Stat. sec.sec. 78.378 to 78.3793, inclusive, and Nev. Rev. Stat. sec.sec. 78.411 to 78.444, inclusive, and (4) change the name of the Company from "Financial Intranet, Inc." to "Technest Holdings, Inc.;"

     - the approval of the Amended and Restated Bylaws of Financial Intranet, Inc.;

     - the election of three directors, to serve until the next meeting of the stockholders;

     - the approval of the Financial Intranet, Inc. 2001 Stock Option Plan; and

     - such other business as may properly come before the annual meeting.

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE FIRST FOUR MATTERS OUTLINED ABOVE. OUR BOARD OF DIRECTORS HAS GRANTED THE PROXY HOLDERS DISCRETIONARY AUTHORITY TO VOTE UPON ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE ANNUAL MEETING.

     Our board of directors fixed June 11, 2001, as the "record date" for determining stockholders entitled to notice of and to vote at the annual meeting. Only stockholders of record as of the record date will be entitled to notice of and to vote at the annual meeting or any adjournment of the annual meeting.

     All stockholders are cordially invited to attend the annual meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. Stockholders who attend the annual meeting, and so request, may revoke their proxy and vote their shares in person even if they have already returned a proxy card.

     FOR ENTRY TO THE ANNUAL MEETING, EACH STOCKHOLDER MAY BE ASKED TO PRESENT VALID PICTURE IDENTIFICATION, SUCH AS A DRIVER'S LICENSE OR PASSPORT. STOCKHOLDERS HOLDING STOCK IN BROKERAGE ACCOUNTS ("STREET NAME" HOLDERS) WILL NEED TO BRING A COPY OF A BROKERAGE STATEMENT REFLECTING STOCK OWNERSHIP AS OF THE RECORD DATE. CAMERAS, RECORDING DEVICES AND OTHER ELECTRONIC DEVICES WILL NOT BE PERMITTED AT THE MEETING.

  PLEASE NOTE -- IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

     The Securities and Exchange Commission has adopted a new rule that allows us to send a single annual report to two or more of our stockholders sharing the same address, subject to certain conditions. This new "householding" rule will provide greater convenience for investors and cost savings for us by reducing the number of duplicate documents that stockholders receive. The commission is also proposing an amendment to the new rule to include deliveries of proxy statements as well.

     Unless we receive contrary instructions, if you have the same last name as any other stockholder who shares the same address, your household will receive only one copy of our next annual report. If the proposed amendment to the rule is adopted, you will also receive only one copy of each future proxy statement, although you will receive a separate proxy card for each stockholder in the household.

     If you wish to continue to receive separate annual reports and proxy statements for each household account, you may notify us by facsimile at (203) 431-8301 or in writing at Financial Intranet, Inc., One Capital City Plaza, 3350 Peachtree Road, Suite 1050, Atlanta, Georgia 30326. Your withdrawal from "householding" status will be effective 30 days after we receive your notification. If we do not receive instructions to remove your account from this service, your account will continue to be "householded" until you notify us otherwise.

     If you have stock in multiple accounts, you may be receiving more than one copy of our annual report and proxy statement. To reduce the number of reports and statements that you receive in connection with our annual meeting and save us the cost of producing and mailing these extra materials, you can mark the designated box on the appropriate proxy card(s). Please make sure however that at least one account continues to receive these materials. Eliminating these duplicate mailings will not affect your receipt of future proxy cards for any account. If you choose this option and change your mind at a later date, we may resume mailing these materials within 30 days after notification by you in the manner provided above.

     If you own our common stock beneficially through a nominee (such as a bank or broker) and receive more than one of our annual reports and proxy statements, please consider giving permission to your nominee to eliminate duplicate mailings.

     We encourage your participation in these programs as it not only allows us to reduce costs, but is more environmentally friendly by reducing the unnecessary use of materials.

                                            By order of our board of directors,

                                            /s/ MICHAEL SHEPPARD
                                            Michael Sheppard
                                            Director and President

                            FINANCIAL INTRANET, INC.
                             ONE CAPITAL CITY PLAZA
                        3350 PEACHTREE ROAD, SUITE 1050
                             ATLANTA, GEORGIA 30326

                 NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS

                                 JUNE 13, 2001

                               TABLE OF CONTENTS

ABOUT THE ANNUAL MEETING....................................    1
  What is the purpose of the annual meeting?................    1
  Who is entitled to notice of and to vote at the annual
     meeting?...............................................    1
  What are the voting rights of the stockholders?...........    1
  How do I vote and who will vote my proxy?.................    1
  May I revoke my proxy?....................................    2
  What does it mean if I receive more than one proxy
     card?..................................................    2
  Can I vote by telephone or electronically via the
     internet?..............................................    2
  What constitutes a quorum?................................    2
  What vote is required to approve each item?...............    2
  How will votes be tabulated?..............................    3
  What are our board of directors' recommendations?.........    3
  Does Financial Intranet have any standing committees of
     its board of directors?................................    3
  Who is paying the cost for this proxy solicitation and how
     is the solicitation process conducted?.................    3
  Do I have dissenter's rights?.............................    3
  How do I make a stockholder proposal at the next annual
     meeting?...............................................    4
  How do I obtain more information about Financial
     Intranet?..............................................    4
STOCK OWNERSHIP.............................................    5
  How much common stock do our directors and our executive
     officer own and who are the largest owners of our
     common stock?..........................................    5
DIRECTOR AND EXECUTIVE OFFICER COMPENSATION.................    6
  How is the compensation determined for our executive
     officers?..............................................    6
  What is the current summary compensation for our executive
     officers?..............................................    6
  What is our philosophy behind our granting of stock
     options to our executive officers?.....................    7
  How many stock options were granted in the last fiscal
     year to individuals who during the past fiscal year
     served as our executive officers?......................    7
  How many stock options do the individuals who served as
     our executive officers during the past fiscal year own
     as of December 31, 2000?...............................    7
  Do we currently have any employment agreements with any of
     our executive officers?................................    8
  Have any employment agreements with our executive officers
     been terminated in the last fiscal year?...............    8
  How are our directors compensated?........................    9
  How many times did our board of directors meet during this
     past fiscal year?......................................    9
  Who are the current members of our board of directors?....    9
  Are there any of our executive officers who are not
     members of our board of directors?.....................    9
  Have our directors, officers and 10% beneficial owners
     complied with the beneficial ownership reporting
     requirements of Section 16(a)?.........................   10
  Who are our current independent accountants?..............   10
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..............   10
  Certain Relationships and Related Transactions............   10
  Has there been a change in control of Financial Intranet
     since the beginning of our last fiscal
     year?..................................................   11

PROPOSAL 1  AMENDMENT TO THE RESTATED ARTICLES OF
            INCORPORATION...................................   12
  Why does the board of directors recommend that the
     stockholders approve the amendments contained in the
     Certificate of Change?.................................   12
PROPOSAL 2  APPROVAL OF THE AMENDED AND RESTATED BYLAWS.....   15
  What are the most significant differences between the
     proposed amended and restated bylaws and the current
     bylaws?................................................   15
PROPOSAL 3  ELECTION OF DIRECTORS...........................   17
PROPOSAL 4  APPROVAL OF THE FINANCIAL INTRANET CORPORATION
            2001 STOCK INCENTIVE PLAN.......................   18
  What is the purpose of our 2001 Stock Option Plan?........   18
  When will the plan be effective and what will its duration
     be?....................................................   18
  How will the plan be administered?........................   18
  What types of awards are to be granted under the plan?....   19
  What shares of ours are subject to the plan?..............   19
  To whom can stock options be granted?.....................   20
  What is the exercise price for each option granted?.......   20
  When are the awards exercisable?..........................   20
  Can the options granted under the plan be transferred?....   20
  Can the plan be amended or terminated?....................   20
  Can the terms of awards already granted be adjusted or
     changed?...............................................   20
  What are the federal income tax consequences of the
     issuance and exercise of awards granted under the
     plan?..................................................   21
  How many options will allocated under the plan if the plan
     is approved?...........................................   22
  Can I review the Financial Intranet 2001 Stock Option
     Plan?..................................................   22

                            FINANCIAL INTRANET, INC.
                             ONE CAPITAL CITY PLAZA
                        3350 PEACHTREE ROAD, SUITE 1050
                             ATLANTA, GEORGIA 30326

                                PROXY STATEMENT

     This proxy statement contains information and is furnished in connection with the solicitation by the board of directors of Financial Intranet, Inc., a Nevada corporation, of proxies for use at the 2001 annual meeting of stockholders of Financial Intranet, Inc. ("Financial Intranet" or the "Company") to be held at Technest.com, Inc., One Capital City Plaza, 3350 Peachtree Road, Suite 1050, Atlanta, Georgia 30326, at 8:00 a.m., Atlanta time, on Thursday, June 28, 2001, and any adjournment of the annual meeting. This proxy statement and accompanying proxy card are first being mailed to stockholders on or about June 12, 2001.

                            ABOUT THE ANNUAL MEETING

     WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At our annual meeting, the stockholders will act upon the matters outlined in the Notice of 2001 Annual Meeting of Stockholders on the cover page of this proxy statement, including:

     - an amendment to Financial Intranet Inc.'s Restated Articles of Incorporation to (1) increase the number of authorized shares of all classes of capital stock of the Company to 500,000,000 of which 495,000,000 shares, $.001 par value, will be common stock and 5,000,000 shares, $.001 par value, will be preferred stock, (2) limit the personal liability of the Company's directors and officers, (3) elect that Financial Intranet shall not be governed by Nevada's Control Share and Business Combination statutes, Nev. Rev. Stat. sec.sec. 78.378 to 78.3793, inclusive, and Nev. Rev. Stat. sec.sec. 78.411 to 78.444, inclusive, and (4) change the name of the Company from "Financial Intranet, Inc." to "Technest Holdings, Inc.;"

     - the approval of the Amended and Restated Bylaws of Financial Intranet, Inc.;

     - the election of three directors, to serve until the next meeting of the stockholders;

     - the approval of the Financial Intranet, Inc.'s 2001 Stock Option Plan;
       and

     - such other business as may properly come before the annual meeting.

     In addition, our management will report on the current operations of Financial Intranet and respond to questions from stockholders.

     WHO IS ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING?

     Our board of directors fixed the close of business on June 11, 2001, as the "record date" for the determination of stockholders who are entitled to notice of the meeting and who are entitled to vote at the annual meeting. As of the record date we had 12,433,240 outstanding shares of common stock and stockholders of record. Only holders of our common stock as of the record date will be entitled to notice of and to vote at the annual meeting.

     WHAT ARE THE VOTING RIGHTS OF THE STOCKHOLDERS?

     The holders of our common stock will vote together as a single class on all matters to be acted upon at the annual meeting and each holder of a full share of common stock will be entitled to one vote per each full share held.

     HOW DO I VOTE AND WHO WILL VOTE MY PROXY?

     If you properly complete, sign and return the accompanying proxy card, it will be voted as you direct. Michael Sheppard, the person named as proxy on the proxy card accompanying this proxy statement, will vote each properly executed and returned proxy as indicated on the directions of the returned proxy, or if you do not indicate a direction, the proxy will be voted in accordance with the recommendations of our board of directors contained in this proxy statement. The board of directors selected Mr. Sheppard to serve in this capacity. Even if you plan to attend the annual meeting, your plans may change, so it is a good idea to complete, sign and return your proxy card in advance of the annual meeting. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares. If you attend the annual meeting, you will of course be allowed to vote in person.

     MAY I REVOKE MY PROXY?

     Yes. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by Mr. Sheppard at or prior to the annual meeting of either an instrument revoking the proxy or a duly executed proxy bearing a later date. Additionally, a stockholder may change or revoke a previously executed proxy by attending the annual meeting and requesting to vote in person. Please note that attendance at the annual meeting will not by itself revoke a previously granted proxy.

     WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

     If you receive more than one proxy card, it means you have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all your shares are voted.

     CAN I VOTE BY TELEPHONE OR ELECTRONICALLY VIA THE INTERNET?

     You may not vote by telephone, but you may vote electronically through the internet. You may also vote by returning a properly executed proxy card or by voting in person at the annual meeting.

     WHAT CONSTITUTES A QUORUM?

     The presence at the meeting of at least a majority of the outstanding shares of our common stock entitled to vote, whether present in person or by proxy, will constitute a quorum. A quorum must be present at the annual meeting to permit the conduct of business.

     If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. If you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will be counted to determine whether there is a quorum.

     WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     ELECTION OF DIRECTORS. The affirmative vote of a plurality of the votes cast at the annual meeting is required to elect directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. "Broker non-votes" are not included in the tabulation of the vote concerning the election of our directors and, therefore, do not have the effect of votes in opposition to that election. Cumulative voting in the election of our directors is not provided for by our Bylaws. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

     OTHER MATTERS. The affirmative vote of the holders of a majority of the shares present and entitled to vote, whether in person or by proxy, at the annual meeting is required to approve the proposed amendment to Financial Intranet's Restated Articles of Incorporation, the Amended and Restated Bylaws, and the Financial Intranet, Inc. 2001 Stock Option Plan. A properly executed proxy marked "ABSTAIN" with respect to any of these proposals will not be voted, although it will be counted to determine whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote. "Broker non-votes" are not included in the

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

tabulation of the vote concerning these matters and, therefore, do not have the effect of votes in opposition to such appointment and approval.

     HOW WILL VOTES BE TABULATED?

     The election inspectors appointed for the annual meeting will tabulate the votes cast in person or by proxy at the annual meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote to determine the presence of a quorum but as unvoted to determine the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter but will be counted for purposes of determining the presence of a quorum.

     WHAT ARE OUR BOARD OF DIRECTORS' RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named above will vote in accordance with the recommendations of our board of directors. Our board of directors recommendations are set forth together with the description of each item in this proxy statement. In summary, our board of directors recommends a vote:

     - for the proposed amendments to Financial Intranet's Restated Articles of Incorporation;

     - for the approval of the proposed Amended and Restated Bylaws of Financial Intranet, Inc.;

     - for the election of the three nominated directors, each for a term of one year; and

     - for the approval of the Financial Intranet, Inc. 2001 Stock Option Plan.

     With respect to any other matter that properly comes before the annual meeting, the proxy holders will vote in their own discretion.

     DOES FINANCIAL INTRANET HAVE ANY STANDING COMMITTEES OF ITS BOARD OF DIRECTORS?

     Yes. We currently have a standing audit committee that recommends the appointment of independent public accountants to conduct audits, reviews the plan and results of an auditing engagement and reviews our internal auditing procedures. Joseph Engelberger and Steve Weller are members of the audit committee. The audit committee met informally several times during the past fiscal year. We also have a compensation committee that sets the compensation for our directors and officers and administers our stock option plans. Michael Sheppard, Joseph Engelberger and Steve Weller are all members of the compensation committee and have met informally a few times during the past fiscal year. We do not have a nominating committee as our board of directors nominates candidates to stand for election as directors.

     WHO IS PAYING THE COST FOR THIS PROXY SOLICITATION AND HOW IS THE SOLICITATION PROCESS CONDUCTED?

     We will pay the expense of this proxy solicitation. We do not anticipate that the costs and expenses incurred in connection with this proxy solicitation will exceed those normally expended for a proxy solicitation relating to the matters to be voted on in this annual meeting. We will, upon request, reimburse brokers, banks and similar organizations for out-of-pocket and reasonable clerical expenses incurred in forwarding proxy material to their principals.

     In addition to the solicitation of proxies by use of the mails, solicitation also may be made by telephone, telegraph or personal interview by our directors, officers and regular employees, none of whom will receive additional compensation for any such solicitation.

     DO I HAVE DISSENTER'S RIGHTS?

     No. The taking of the actions proposed at the annual meeting will not entitle any stockholder to dissent and demand a right of appraisal or payment for its shares under the Nevada Revised Statutes.

     HOW DO I MAKE A STOCKHOLDER PROPOSAL AT THE NEXT ANNUAL MEETING?

     Proposals of stockholders that are intended to be presented by those stockholders at our 2002 annual meeting and are intended to be included in our proxy materials relating to our 2002 annual meeting must be received by us at least 120 calendar days prior to the one year anniversary of the mailing date of this proxy statement. That date is February 27, 2002. The submitted proposals must be in compliance with applicable laws and regulations and follow the procedures prescribed in the Securities and Exchange Commission's Rule 14a-8 to be considered for possible inclusion in the proxy materials.

     If a stockholder wishes to present a proposal at our 2002 annual meeting and the proposal is not intended to be included in our proxy statement relating to that meeting, the stockholder must provide us with advance notice of the proposal. Any stockholder proposals submitted to us after February 27, 2002, will be considered untimely and will be subject to discretionary voting authority by the proxy holders.

     We have not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year's annual meeting. The enclosed proxy card grants the proxy holder discretionary authority to vote on any matter properly brought before the annual meeting.

     HOW DO I OBTAIN MORE INFORMATION ABOUT FINANCIAL INTRANET?

     We file annual, quarterly and special reports and other information with the Securities and Exchange Commission. You may read and copy any of these documents at the Commission's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information on the public reference room. You may also read and copy any of these documents at either of the following Regional Offices of the Commission:
New York Regional Office, Seven World Trade Center, Suite 1300, New York, New York 10048 and Chicago Regional Office, Northwest Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of this material may be obtained by mail at prescribed rates from the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. You may read and download the filings of Financial Intranet over the internet at the Commission's web site at http://www.sec.gov. You may also request copies of our filings by sending a facsimile request to Financial Intranet Investor Relations at (203) 431-8301 or by sending a written request to c/o Financial Intranet, Inc., One Capital City Plaza, 3350 Peachtree Road, Suite 1050, Atlanta, Georgia 30326. Our common stock is listed on the NASDAQ Over-the-Counter Bulletin Board under the symbol "FNIT."

                                STOCK OWNERSHIP

     HOW MUCH COMMON STOCK DO OUR DIRECTORS AND OUR EXECUTIVE OFFICER OWN AND WHO ARE THE LARGEST OWNERS OF OUR COMMON STOCK?

     The following table sets forth information as of May 30, 2001, regarding our common stock that is beneficially owned, on a fully diluted basis, by:

     - each of our current directors and director nominees;

     - all of our current directors and our executive officer as a group; and

     - each person or entity that beneficially owns, directly or together with affiliates, more than 5% of our common stock. The 5% threshold is based on information available to us and based upon a review of statements filed with the Securities and Exchange Commission pursuant to the Securities Act.

     Please note that the following table reflects that on April 2, 2001, we effected a 35 to 1 reverse split whereby the number of shares of our common stock outstanding immediately before the reverse split were converted into a number of "new" shares of common stock equal to the quotient of 1 divided by 35.

     We believe each person or entity listed has sole voting and investment power over the shares beneficially owned by them. Each person's address is c/o Financial Intranet, Inc., One Capital City Plaza, 3350 Peachtree Road, Suite 1050, Atlanta, Georgia 30326.

                   AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP

                                                                 AMOUNT AND NATURE
                                                                   OF BENEFICIAL     PERCENT OF CLASS
NAME OF BENEFICIAL OWNER                POSITIONS HELD               OWNERSHIP          OWNERSHIP
-----------------------------------------------------------------------------------------------------
Michael Sheppard                  President, Chief Executive           163,080              1.1%
                                     Officer and Director
Steven Weller                              Director                        286                0%
Joseph Engelberger                         Director                        286                0%
Garth, LLC                               Stockholder                 1,112,348              8.9%
Southshore Capital Fund, Ltd.            Stockholder                   926,441             7.45%
Greenfield Investment
Consultants, LLC                         Stockholder                 3,646,120             29.3%
The Four Life Trust                      Stockholder                 3,459,243             27.8%
The Rearden Trust                        Stockholder                   710,735             5.71%
All executive officers and
directors as a group (3
people)                                                                142,831              1.1%

     The percentage of class ownership column is based on 12,433,240 shares of common stock outstanding. As mentioned above, this number is based on the effects of the 35 to 1 reverse split. This number also reflects the number of shares of our common stock issuable upon the exercise or conversion of options and warrants exercisable on or within 60 days of May 30, 2001.

     Mr. Sheppard's shares include options to purchase 63,753 shares at an exercise price of $6.65 per share and 91,349 shares at an exercise price of $.35 per share.

     Mr. Weller's shares include options to purchase 286 shares at an exercise price of $21.00 per share.

     Mr. Engelberger's shares include options to purchase 286 shares at an exercise price of $25.38 per share.

                  DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

     HOW IS THE COMPENSATION DETERMINED FOR OUR EXECUTIVE OFFICERS?

     Our compensation committee determines the compensation of our executive officers based on the following philosophy and criteria. Our executive compensation and benefit programs are designed to attract and retain the best people available in the industry and to provide incentives for those senior members of management who bear responsibility for our goals and achievements. These programs are also intended to recognize corporate, business unit, individual and team performance through the use of incentives, including equity-based incentives, that reward for the creation of stockholder value and the achievement of key financial, strategic, individual, and team objectives. The key components of our compensation and benefit programs are a base salary and a stock incentive plan.

     Our board of directors relates total compensation levels for our executive officers to the total compensation paid to similarly situated executives of companies with which we compete for customers and executive talent. Their total compensation is targeted to approximate the median of these companies. Yet, because of the performance-oriented nature of our incentive program, total compensation may at times potentially exceed market norms when our targeted performance goals are exceeded. Likewise, total compensation may lag the market when our performance goals are not achieved.

     WHAT IS THE CURRENT SUMMARY COMPENSATION FOR OUR EXECUTIVE OFFICERS?

     The following table sets forth compensation information for services rendered to us by our chief executive officer for the last three (3) fiscal years by our most highly compensated executive officers who served as such during the last fiscal year. The following table indicates the dollar value of base salaries, any draws and bonus awards, the number of stock options granted and other compensation whether paid or deferred. With respect to the stock options reflected in this table, please note that these figures are based on the effects of the 35 to 1 reverse split mentioned above.

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG TERM
                                ANNUAL COMPENSATION                                   COMPENSATION
--------------------------------------------------------------------------------------------------
                                                                                       SECURITIES
                                                          OTHER ANNUAL   RESTRICTED    UNDERLYING
                                        SALARY    BONUS   COMPENSATION     STOCK        OPTIONS
       NAME AND POSITION         YEAR      $        $          $           AWARDS          #
       Michael Sheppard,         2000   173,575    -0-          -0-           -0-        71,429
Current director, President and  1999   143,739    -0-       77,184        63,753           -0-
    Chief Executive Officer      1998   150,000    -0-          -0-           -0-        20,598

         Corey Rinker            2000   146,073    -0-          -0-           -0-        71,429
    Chief Financial Officer      1999    49,326    -0-          -0-           -0-           -0-
          Maura Marx             2000   118,699    -0-          -0-           -0-        85,714
   Executive Vice President      1999    97,098    -0-      154,369           -0-           -0-
                                 1998   100,000    -0-          -0-           -0-        12,785
--------------------------------------------------------------------------------------------------

     "Other Annual Compensation" reflects the fair market value of shares granted for payment in lieu of cash for services rendered.

     Mr. Sheppard has served as our President and director since April of 1997.

     WHAT IS OUR PHILOSOPHY BEHIND OUR GRANTING OF STOCK OPTIONS TO OUR EXECUTIVE OFFICERS?

     We believe that we will only retain executives of caliber and experience if we offer competitive compensation packages. As we are unable currently to afford to pay high cash salaries, our grant of options is a critical component of the overall compensation paid to our officers. We believe it is uncompetitive and a disincentive to set the exercise price of options at unreasonable premiums over the market price of the shares on the date of grant. Similarly, we believe a decline in the price of the shares over a period when both our business operations and prospects are improving, and our executives have made significant contributions, that is not offset by a reduction in the exercise price, is unfair to those executives. A decline in our share price results in an effective increase in the premium of the exercise price over the market price which penalizes the executives, and is potentially harmful to us if the executive then takes the view that their overall compensation package is uncompetitive. We will continue to review the exercise prices and vesting dates of options granted to our employees and may reprice and/or change vesting dates as we deem appropriate based on the prevailing price of our shares and our business operations and prospects.

     HOW MANY STOCK OPTIONS WERE GRANTED IN THE LAST FISCAL YEAR TO INDIVIDUALS WHO DURING THE PAST FISCAL YEAR SERVED AS OUR EXECUTIVE OFFICERS?

     During our fiscal year ending December 31, 2000, the following stock options were granted to the named executive officers listed below. The following information also includes the number of shares of common stock underlying options granted during the year, the percentage that such options represent of all options granted to employees during the year, the exercise price and the expiration date. Please note that these figures are based on the effects of the 35 to 1 reverse split mentioned above.

-------------------------------------------------------------------------------------------------
                                          Percent of Total
                          Number of      Options Granted to
                         Securities         Employees In       Exercise or
                         Underlying      Fiscal Year Ended     Base Price
Name                   Options Granted   December 31, 2000    Per($/Share)    Expiration Date
-------------------------------------------------------------------------------------------------
  Michael Sheppard         71,429              31.25%             $.35           12/31/05
-------------------------------------------------------------------------------------------------
  Corey Rinker             71,429              31.25%             $.35           12/31/05
-------------------------------------------------------------------------------------------------
  Maura Marx               85,714              37.50%             $.35           12/31/05
-------------------------------------------------------------------------------------------------

     HOW MANY STOCK OPTIONS DO THE INDIVIDUALS WHO SERVED AS OUR EXECUTIVE OFFICERS DURING THE PAST FISCAL YEAR OWN AS OF DECEMBER 31, 2000?

     The following table shows the number of options that our executive officers owned, and the values of such options, as of December 31, 2000. None of the executive officers named below exercised options or warrants during our last fiscal year. Please note that these figures are based on the effects of the 35 to 1 reverse split mentioned above.

                 AGGREGATED OPTION VALUES ON DECEMBER 31, 2000

----------------------------------------------------------------------------------------------------
                                                                                     Value of
                                                                                    Unexercised
                                            Number of Securities                   In-the-Money
                                           Underlying Unexercised                   Options at
                                            Options at 12/31/00                     12/31/00(1)
Name                        Exercisable        Unexercisable         Exercisable   Unexercisable
----------------------------------------------------------------------------------------------------
  Maura Marx                  124,297                0               $90,000.00          0
----------------------------------------------------------------------------------------------------
  Michael Sheppard            142,258                0               $75,000.00          0
----------------------------------------------------------------------------------------------------
  Corey Rinker                121,429                0               $75,000.00          0
----------------------------------------------------------------------------------------------------

The option values contained in the above table are calculated by subtracting the exercise price from the fair market value of the underlying common stock. For purposes of this table, fair market value is deemed to be $0, the average of the high and low bids for our common stock price on the OTCBB on December 31, 2000.

     DO WE CURRENTLY HAVE ANY EMPLOYMENT AGREEMENTS WITH ANY OF OUR EXECUTIVE OFFICERS?

     Yes. Financial Intranet is party to an employment agreement with Michael Sheppard (the "Employment Agreement"), dated as of January 1, 1998, as amended by the Amendment to Employment Agreement dated December 15, 1998, between ourselves and Michael Sheppard and as further amended by the Amendment to Employment Agreement dated March 15, 1999, between ourselves and Michael Sheppard, pursuant to which Mr. Sheppard serves as the President and Chief Executive Officer of Financial Intranet, with overall responsibility for its operations.

     The compensation payable to Mr. Sheppard under the Employment Agreement consists of (i) an annual base salary of $150,000 and (ii) an option, which has vested, to acquire 63,753 shares of Financial Intranet's common stock at an exercise price of $6.65 per share (these figures reflect the effects of the 35 to 1 reverse split), provided the option is exercised before the earlier to occur of December 31, 2002 or 90 days after the termination of Mr. Sheppard's employment without cause or immediately after termination with cause. This option is not assignable. The Employment Agreement further provides that if a "change of control" occurs, Mr. Sheppard is entitled to receive (a) a lump sum amount equal to his annual compensation pro-rated for the remaining term of the Employment Agreement; (b) a lump sum amount equal to twice his average annual compensation for the prior two years preceding such event; and (c) an extension to the exercise date for the options granted under the Employment Agreement for a period of five years from the grant date. Upon a change of control, Mr. Sheppard shall also be allowed to encumber, sell or transfer the options.

     HAVE ANY EMPLOYMENT AGREEMENTS WITH OUR EXECUTIVE OFFICERS BEEN TERMINATED IN THE LAST FISCAL YEAR?

     Yes. Financial Intranet was a party to an employment agreement with Corey Rinker dated August 23, 1999, pursuant to which Mr. Rinker served as Chief Financial Officer of the Company. By letter dated December 5, 2000, Mr. Rinker notified the Company that he considered the conversion to common stock of certain convertible securities held by Garth LLC to constitute a "change of control" resulting in a termination without cause under the employment agreement. Pursuant to a subsequent Letter Agreement dated December 15, 2000, between Mr. Rinker and the Company, Mr. Rinker agreed to waive certain cash compensation and modify other benefits he was entitled to receive as a result of such termination. The Letter Agreement provides for: (a) full vesting of all unvested options in the Company previously granted, with such options being exercisable through December 31, 2005, (b) an additional grant of 285,714 options of the Company exercisable through December 31, 2005 at an exercise price of $.35 (these figures reflect the effects of the 35 to 1 reverse split),
(c) use of the Company's Sony laptop computer and printer used by Mr. Rinker during his employment with the Company, and (d) indemnification by the Company against claims against Mr. Rinker in his capacity as an officer of the Company.

     Financial Intranet was also a party to an employment agreement with Maura Marx dated September 27, 1997, as amended by the Amendment to Employment Agreement dated December 15, 1998, between Financial Intranet and Maura Marx and as further amended by the Amendment to Employment Agreement dated March 15, 1999, between Financial Intranet and Maura Marx, pursuant to which Ms. Marx served as senior Vice President -- Sales and Marketing of the Company. Ms. Marx voluntarily terminated her employment agreement pursuant to a Letter Agreement dated July 1, 2000. The Letter Agreement provides the following voluntary termination benefits to Ms. Marx: (a) payment of salary through September 15, 2000, (b) full vesting of all unvested options in the Company previously granted, with such options being exercisable through December 31, 2002, (c) an additional grant of 85,714 options of the Company exercisable through December 31, 2002, at an exercise price of $.35 (these figures reflect the effects of the 35 to 1 reverse split), (d) forgiveness of $25,000, plus accrued interest, due to the Company, (e) use of Company's desktop computer, laptop computer and printer used by Ms. Marx's during her employment, and (f) indemnification by the Company against claims against Ms. Marx in her capacity as an officer of the Company.

     HOW ARE OUR DIRECTORS COMPENSATED?

     We have reimbursed our directors for expenses actually incurred in connection with attending meetings of the board of directors and paid each of them who is not an officer or employee of the Company $350 per meeting. Directors who are employees or officers of the Company have not been compensated for their services. We are unsure how directors will be compensated in the future.

     HOW MANY TIMES DID OUR BOARD OF DIRECTORS MEET DURING THIS PAST FISCAL
     YEAR?

     During the fiscal year ending December 31, 2000, there were three (3) regularly scheduled meetings of our board of directors. All of our directors participated in these meetings.

     WHO ARE THE CURRENT MEMBERS OF OUR BOARD OF DIRECTORS?

     As of May 30, 2001, there are three (3) members on our board of directors. Of the three (3) current members, only Mr. Sheppard has been nominated to stand for re-election. The three current members are as follows, and the biographical and background information for Mr. Sheppard may be found within the section entitled "Proposal 3:"

                   NAME                     AGE                    POSITION
                                                    President, Chief Executive Officer and
             Michael Sheppard               51                     Director
               Steve Weller                 45                     Director
            Joseph Engelberger              75                     Director

     ARE THERE ANY OF OUR EXECUTIVE OFFICERS WHO ARE NOT MEMBERS OF OUR BOARD OF DIRECTORS?

     No.

     STEVE WELLER -- DIRECTOR

     Mr. Weller, age 45, became a director of Financial Intranet in November 1998. Since 1989, Mr. Weller has been the Senior Vice President of Fujistu/Siemens Information and Communication Products LLC. He is responsible for all sales and technical support personnel. He was previously the Vice President of Sales for the North American Key Accounts.

     JOSEPH F. ENGELBERGER -- DIRECTOR

     Mr. Engelberger, age 75, became a director of Financial Intranet in August 1998. Mr. Engelberger founded Helpmate Robotics, Inc. and since 1984 has been the Chairman and Chief Executive Officer of Helpmate Robotics, Inc. He received B.S. and M.S. degrees from Columbia University in 1946 and 1949, respectively, and he has authored numerous articles in the instrumentation and robotics fields. Mr. Engelberger's honors include the Progress Award of the Society of Manufacturing Engineers, the Leonardo da Vinci Award of the American Society of Mechanical Engineers and the 1982 American Machinist Award. The University of Liverpool bestowed the first McKechnie Award on Mr. Engelberger in 1983. In 1984, Mr. Engelberger was elected to the National Academy of Engineering, and he received the Egleston Medal for distinguished engineering achievement from Columbia University. The University of Bridgeport, Spring Garden College, Briarwood College, Trinity College and Carnegie-Mellon University have all granted him honorary doctorates. In January 1997, Mr. Engelberger received the Beckman Award for pioneering and original research in the general field of automation. Mr. Engelberger has also served on the board of directors of EDO Corporation (NYSE:EDO). EDO Corporation supplies highly engineered products for governments and industry worldwide.

     HAVE OUR DIRECTORS, OFFICERS AND 10% BENEFICIAL OWNERS COMPLIED WITH THE BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS OF SECTION 16(a)?

     Section 16(a) of the Securities and Exchange Act requires our officers, directors and persons beneficially owning more than 10% of a registered class of our equity securities to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission. Our officers, directors and greater than 10% beneficial owners are also required to furnish us with copies of these reports. Based solely on our review of the copies of these reports received by us or written representations from the reporting persons that no Annual Statement of Beneficial Ownership of Securities on Form 5 were required for those persons, we believe that during our fiscal year 2000, all filing requirements applicable to our officers, directors and greater than 10% beneficial owners were filed in a timely manner.

     WHO ARE OUR CURRENT INDEPENDENT ACCOUNTANTS?

     Feldman, Sherb & Co. P.C. were our independent accountants for our 2000 fiscal year and will continue to serve as our independent accountants. Representatives of Feldman, Sherb & Co. are not expected to be present at the annual meeting and will not be available to respond to questions but will be available to answer questions by telephone.

     In conjunction with the Company's reorganization of its operations, the board of directors approved on November 15, 2000, the dismissal of the Company's former independent accountants, Richard A. Eisner & Company, LLP and engaged Feldman, Sherb and Company, P.C. as the Company's independent accountants. During the Company's last fiscal year there were no disagreements between the Company and its former independent accountants on any matters related to accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of the former independent accountants, would have caused them to make reference to the subject matter of the disagreement in their report.

     When issued, the former independent accountants qualified their report on the Company's financial statements for the year ended December 31, 1999, with respect to an explanatory paragraph describing a going concern issue. Such report, however, did not contain any adverse opinion or disclaimer of opinion nor was it modified as to audit scope, accounting principles or any other uncertainties.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The following is a summary of certain relationships and related transactions among us, our subsidiaries and our directors, executive officers and greater than 5% stockholders during our past two fiscal years. Unless otherwise stated, all references to our common stock are based on post reverse split numbers.

     CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On February 8, 1999, Financial Intranet issued a 7% convertible promissory note in the principal amount of $600,000. The principal amount of $240,000 was payable on demand on March 10, 1999, and the principal amount of $360,000 was payable on demand on May 9, 1999. The promissory note was convertible into common stock at a conversion price equal to the lesser of:

     75% of the average of the five lowest closing bid prices of common stock during the 30 trading days ending on the trading day immediately preceding the conversion date, or $14 per share. Mr. Ben Stein personally guaranteed Financial Intranet's obligations under the convertible promissory note in the principal amount of $600,000 issued in February 1999 and pledged 42,857 restricted shares of common stock as collateral security for such obligations. The lender received 17,143 of the pledged shares in March 1999 in satisfaction of payment of the principal amount of $240,000 and 25,714 of the pledged shares in May 1999 in satisfaction of payment of the principal amount of $360,000 based on a conversion price of $14 per share. Financial Intranet issued 42,857 shares of common stock to Mr. Stein in May 1999 to replace the pledged shares.

     On March 3, 1999, Mr. Stein applied $167,140 owed to him by Financial Intranet in lieu of cash payment to purchase 25,134 shares of common stock under options with an exercise price of $6.65 per share. The $167,140 owed to Mr. Stein consisted of $109,500 in accrued compensation from 1998 and two promissory notes in the principal amount of $56,889 and all accrued interest.

     Messrs. Stein and Sheppard and Ms. Marx personally guaranteed Financial Intranet's obligations under the convertible promissory note issued in July 1999 in the principal amount of $500,000. Mr. Stein pledged 26,415 restricted shares of common stock, Mr. Sheppard pledged 2,747 restricted shares of common stock and Ms. Marx pledged 2,910 restricted shares of common stock as collateral security for such obligations. In January 2000, the pledged stock was released upon conversion of the principal amount of the note and all accrued interest.

     The Company also granted Messrs. Stein and Sheppard and Ms. Marx 5,640, 5,881 and 5,955 shares of stock, respectively, in January 1999 for services rendered. During the year 2000, Mr. Sheppard received an option for 9,134 shares at a price of $.35 per share for waiving 63,753 options granted during a funding in 2000 and for selling a portion of his shares of Financial Intranet common stock to fund the Company in 1999 and 2000. Mr. Sheppard has not exercised any of his options to acquire any shares of common stock. In January 1999, the Company granted Mr. Sheppard an additional 5,881 shares of stock in replacement of those shares he sold in 1998 to fund the Company. The Company also loaned Mr. Sheppard $46,000 to pay a tax indebtedness for 1999 for the stock he sold to fund Financial Intranet. The Company then forgave this loan.

     Beginning January 12, 2000, Financial Intranet entered into a series of private financings totaling $1,215,000 with Garth LLC ("Garth"). The Company issued convertible promissory notes to Garth on January 12, 2000, January 22, 2000, February 7, 2000, May 20, 2000 and October 30, 2000, in the principal amounts of $150,000, $75,000, $200,000, $600,000 and $190,000, respectively, with each note bearing interest at 8% per annum. On November 1, 2000, Garth exercised its right to convert the promissory notes issued on January 12, 2000, February 7, 2000, May 20, 2000, and October 30, 2000, in the aggregate principal amount of $1,114,000, plus accrued interest, according to their respective terms. The Company paid these notes in full with interest on such date by the issuance of 91,566 restricted shares, 121,451 restricted shares, 356,474 restricted shares and 542,857 restricted shares of common stock, respectively, to Garth. The principle amount of $75,000 of the convertible promissory note issued on January 22, 2000, remains outstanding and is due and payable on August 31, 2001, unless Garth exercises its right to convert such note into shares of the Company's common stock as provided in the note.

     On January 22, 2001, we issued an unsecured 8% convertible promissory note in the principle amount of $75,000 due on August 31, 2001, and on April 2, 2001, we issued an unsecured 8% convertible promissory note in the principle amount of $20,000 due also on August 31, 2001. On April 2, 2001, we changed our OTCBB symbol to "FNIT."

     Mr. Sheppard is currently a defendant in a lawsuit H&H Acquisition Corporation ("H&H") filed on July 23, 1998, in the United States District Court, Southern District of New York. In this lawsuit, H&H claims that Mr. Stein wrongfully took ownership of Financial Intranet stock that belongs to H&H and that Mr. Sheppard and Ms. Marx assisted Mr. Stein in converting H&H's stock, and thereby defrauded H&H.

     H&H also claims that Financial Intranet and its former transfer agent transferred shares belonging to H&H to a third party. Financial Intranet, Mr. Sheppard, and Ms. Marx have all filed responses denying H&H's material allegations. Discovery is currently in its early stages, and we cannot at this time make any assurances regarding the outcome of this litigation.

                               CHANGE OF CONTROL

     HAS THERE BEEN A CHANGE IN CONTROL OF FINANCIAL INTRANET SINCE THE BEGINNING OF OUR LAST FISCAL YEAR?

     Yes. On April 5, 2001, Financial Intranet acquired all the outstanding capital stock of Technest.com, Inc., a Delaware corporation ("Technest"), pursuant to an Agreement and Plan of Reorganization, dated March 21, 2001, among Financial Intranet, Technest and the stockholders of Technest (the

"Agreement"). Under the terms of the Agreement, the stockholders of Technest will receive a total of 33,450,000 shares of our common stock (this figure reflects the effect of the 35 to 1 reverse split), which is equivalent to 90% of the total number of our shares of common stock outstanding, in exchange for all the outstanding shares of Technest common stock they delivered to Financial Intranet.

     As mentioned previously, on March 19, 2001, our board of directors approved a 35 to 1 reverse split of our common stock in accordance with Chapter 78 of the Nevada Revised Statutes, and we effected this reverse split by filing a Certificate of Change with the Secretary of State of the State of Nevada on March 30, 2001. This reverse split did not affect any stockholder's proportionate equity interest in Financial Intranet, and the par value of the common stock remained at $.001 per share.

     After this reverse split took place on April 2, 2001, we had only 10,000,000 shares of common stock available to deliver to Technest's stockholders. To complete this transaction, on May 21, 2001, our board of directors unanimously approved, and recommended to our stockholders, an amendment to our Restated Articles of Incorporation to increase the number of our authorized shares of all classes of capital stock to 500,000,000 of which 495,000,000 shall be designated common stock and 5,000,000 shall be designated preferred stock. Upon the effectiveness of this amendment, we will be able to deliver the remaining 23,450,000 shares of our common stock that we owe the Technest stockholders under the Agreement. If the stockholders approve this amendment, upon the closing of this transaction, the aggregate number of Financial Intranet shares of common stock outstanding will be 37,735,714.

     Technest is an Internet technology company that invests in development stage companies with promising technology designed for commercial applications. Technest furnishes such companies with seed capital and provides them access to professional business services and additional support, including necessary financing, as they develop and deliver their products to market. Upon the closing of this transaction, Technest will become a wholly-owned subsidiary of Financial Intranet. By virtue of the Technest acquisition, Financial Intranet became an investment company governed by the Investment Company Act of 1940 and, on April 5, 2001, we filed with the Securities and Exchange Commission our election to be deemed a "business development company" under the Investment Company Act of 1940.

     For more information with respect to the terms of the acquisition of Technest, we reference the Agreement.

                                   PROPOSAL 1

              AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION

BACKGROUND

     On May 21, 2001, the board of directors unanimously approved, and recommended to the stockholders for approval, an amendment to Financial Intranet's Restated Articles of Incorporation to (1) increase the number of authorized shares of all classes of capital stock of the Company to 500,000,000 of which 495,000,000 shares, $.001 par value, will be common stock and 5,000,000 shares, $.001 par value, will be preferred stock, (2) limit the personal liability of the Company's directors and officers, (3) elect that Financial Intranet shall not be governed by Nevada's Control Share and Business Combination statutes, Nev. Rev. Stat. sec.sec. 78.378 to 78.3793, inclusive, and Nev. Rev. Stat. sec.sec. 78.411 to 78.444, inclusive, and (4) change the name of the Company from "Financial Intranet, Inc." to "Technest Holdings, Inc.," in substantially the form of the Certificate of Amendment to Articles of Incorporation of Financial Intranet, Inc. attached hereto as Exhibit "A" (the "Certificate of Change").

     WHY DOES THE BOARD OF DIRECTORS RECOMMEND THAT THE STOCKHOLDERS APPROVE THE AMENDMENTS CONTAINED IN THE CERTIFICATE OF CHANGE?

INCREASE OF THE AUTHORIZED SHARES OF CAPITAL STOCK OF THE COMPANY

     After the reverse split that took effect on April 2, 2001, we had only 14,285,714 shares of authorized common stock. On April 5, 2001, we delivered 10,000,000 of those shares to the Technest stockholders in accordance with the Agreement, and as of May 30, 2001, 12,433,240 shares of common stock are outstanding, and 339,466 shares of common stock are held in treasury.

     In Section 6.12 of the Agreement, the Company agreed to submit to its stockholders for approval an amendment to its Restated Articles of Incorporation to increase the number of its authorized shares so as to permit the issuance of the remaining 23,450,000 shares of our common stock that we owe the Technest stockholders -- and thereby close this transaction. The acquisition of Technest pursuant to the Agreement will allow us to achieve our goal of acquiring new and innovative companies to enhance our future profitability. This acquisition will allow us to take full advantage of the marketplace to invest in valuable portfolio companies, and it is a key element of our plan to achieve long term growth. The board of directors thus believes it is in the best interests of the Company and its stockholders to increase the number of its authorized shares, among other reasons, in order to comply with the Agreement. A failure to fulfill the terms of the Agreement, and the ensuing failure to close this transaction, could have an adverse material effect on the Company.

     In addition, the increase in authorized shares of all classes of capital stock will allow for the continued equity financing of the Company, particularly as the Company will be able to attract investors by offering issuance of preferred stock with rights and preferences attractive to investors. The issuance of additional common stock will also allow for employee compensation through grants of equity interests in the Company and will allow the Company to issue stock in connection with other beneficial, growth enhancing, strategic relationships.

     The newly authorized shares, however, will be issuable at any time by action of the board of directors, without further authorization from our stockholders and such shares will be issued at such consideration as the board of directors determines (except as otherwise required by applicable law or rules and regulations to which the Company may be subject). The holders of our common or preferred stock will have no preemptive rights to acquire or subscribe to any of the additional shares.

             Possible Disadvantages of An Increase in the Company's
                       Authorized Shares of Capital Stock

     The issuance of additional shares of common or preferred stock may dilute the voting power or the equity interest of all the then existing stockholders of the Company to the extent that any of the authorized but unissued shares are subsequently issued. Such issuances could also make a change a control of the Company more difficult. For example, the board of directors, under certain circumstances, could issue additional shares of common or preferred stock to dilute the stock ownership of persons seeking to take control of the Company. The board of directors could also potentially issue shares of preferred stock with rights and preferences superior to the rights and preferences of the common stock as to liquidation, dividends, voting or otherwise and further dilute the voting power of the holders of outstanding shares of common stock. Nevertheless, the board of directors has concluded that the benefits to the stockholders of being able to complete the Technest acquisition and the facilitation of additional equity financing that could result from the increase in the Company's authorized shares of capital stock outweighs any possible adverse effects of the increase in authorized shares.

LIMITATION OF THE LIABILITY OF DIRECTORS AND OFFICERS

     The increasing frequency of claims and litigation has greatly expanded the risks facing corporate directors and officers in exercising their respective duties, and the amount of time and resources required to respond to these claims and to defend such litigation could be substantial. As a result, the board of directors believes it is in the best interests of the Company to reduce the risks to its directors and officers and to limit situations in which monetary damages may be recovered against its directors and officers so as to enable us to continue to attract and retain qualified individuals who otherwise might be unwilling to serve as directors or officers given the risks involved.

     Under the Nevada Revised Statutes, a Nevada corporation may include in its articles of incorporation a provision that limits or eliminates the personal liability of directors and officers to the corporation and its stockholders for damages for breaches of their fiduciary duty provided such a provision does not eliminate or limit the liability of a director or officer for acts or omissions that involve intentional misconduct, fraud or a knowing violation of law -- or the payment of distributions in violation of the Nevada statutes governing distributions. The Certificate of Change thus provides that the personal liability of the directors and officers of the Company is eliminated to the fullest extent permitted by the Nevada Revised Statutes. Such an amendment to the Company's Restated Articles of Incorporation, that limits the risks directors and officers face, will encourage individuals who possess the requisite background and skills to serve as directors and officers of the Company.

ELECTION TO OPT OUT OF THE NEVADA CONTROL SHARE AND BUSINESS COMBINATION
STATUTES

     Nevada law provides that an acquiring person who acquires a controlling interest in a corporation may only exercise voting rights on any control shares if these voting rights are conferred by a majority vote of the corporation's disinterested stockholders at a special meeting held upon the request of the acquiring person. If the acquiring person is accorded full voting rights and acquires control shares with at least a majority of all voting power, any of our stockholders, who did not vote in favor of authorizing voting rights for the control shares, are entitled to payment for the fair value of their shares. A "controlling interest" is an interest that is sufficient to enable the acquiring person to exercise at least one-fifth of the voting power of the corporation in the election of directors. "Control shares" are outstanding voting shares that an acquiring person or associated persons acquire or offer to acquire in an acquisition and those shares acquired during the 90-day period before the person involved became an acquiring person.

     In addition, Nevada law restricts the ability of a corporation to engage in any combination with an interested stockholder for three years from when the interested stockholder acquires shares that cause the stockholder to become an interested stockholder, unless the combination or the purchase of shares by the interested stockholder is approved by the board of directors before the stockholder became an interested stockholder. If the combination was not previously approved, the interested stockholder may only effect a combination after the three-year period if the stockholder receives approval from a majority of the disinterested shares or the offer meets certain fair price criteria. An "interested stockholder" is a person who is a beneficial owner, directly or indirectly, of 10% or more of the voting power of the outstanding voting shares of the corporation or an affiliate or associate of the corporation and, at any time within three years immediately before the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding shares of the corporation.

     These restrictions are intended to discourage some types of transactions that may involve an acquisition proposal that would cause a change of control of the Company. Our board of directors, however, deems it in the best interests of the Company to exclude us from these restrictions because an acquisition in the future, coupled with our long-term growth, could maximize stockholder value in the future.

CHANGE OF THE COMPANY'S NAME FROM "FINANCIAL INTRANET" TO "TECHNEST HOLDINGS, INC."

     The board of directors deems it in the best interests of the Company and its stockholders that the name of the Company reflect the Company's present intention to acquire Technest and continue with the operation of Technest's business. Upon the change of the Company's name, the Company's OTCBB symbol shall also change.

     The affirmative vote of the holders of a majority of shares present and entitled to vote, whether in person or by proxy, at the annual meeting is required to approve this proposal to amend the Company's Restated Articles of Incorporation in the form contained in the Certificate of Change.

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE COMPANY'S RESTATED ARTICLES OF INCORPORATION IN THE FORM CONTAINED IN THE CERTIFICATE OF CHANGE, WHICH IS DESIGNATED AS PROPOSAL NO. 1 ON THE ENCLOSED PROXY CARD.

                                   PROPOSAL 2

                  APPROVAL OF THE AMENDED AND RESTATED BYLAWS

     WHAT ARE THE MOST SIGNIFICANT DIFFERENCES BETWEEN THE PROPOSED AMENDED AND RESTATED BYLAWS AND THE CURRENT BYLAWS?

     On May 21, 2001, the board of directors unanimously approved, and recommended to the stockholders for approval, the adoption of Amended and Restated Bylaws substantially in the form attached hereto as Exhibit "B." Below is a summary of the most significant differences between the provisions of the Amended and Restated Bylaws (the "New Bylaws") and the Company's current bylaws (the "Current Bylaws") as well as the reasons for, and certain possible effects of, the implementation of certain of these provisions. This discussion also identifies some important provisions in the New Bylaws which are unchanged from the Current Bylaws.

COMPARISON OF THE NEW BYLAWS TO THE CURRENT BYLAWS

     Size of Board of Directors. The Current Bylaws provide that there shall be at least three (3) directors unless the number of stockholders is less than three (3). The New Bylaws provide that the number of directors shall be fixed by the board but at no time shall be less than (3) or more than (7). Our board of directors recommends a board of directors of this size because smaller to mid-size boards are more cohesive, work better together and tend to be more effective monitors than larger boards.

     Annual Meeting. The Current Bylaws do not provide a stated time for the annual meeting of stockholders; the New Bylaws expressly give the board of directors authority to designate the time and place of the annual meeting of stockholders.

     Written Consent of Stockholders. The Current Bylaws prohibit stockholders' actions by written consent unless each stockholder entitled to vote on the matter signs a unanimous written consent and each stockholder not entitled to vote on the matter executes a written waiver of any right to dissent. The New Bylaws provide that any action required or permitted to be taken at an annual or special meeting of stockholders may be taken by the stockholders without a meeting, without prior notice, and without a vote if a consent in writing, setting forth the action so taken, is signed by a majority of the holders of shares issued and outstanding and entitled to vote on the subject matter. Our board of directors has determined that allowing stockholders to more easily take action through written consents in lieu of a meeting will allow for a greater measure of flexibility and simplicity in our corporate governance and action.

     Removal of Directors. The Current Bylaws state that directors may be removed for cause by a vote of the stockholders or by action of the board of directors or, without cause, by vote of the stockholders. The New Bylaws specify that any director may be removed, either with or without cause, by the affirmative vote of the holders of at least two-thirds of the shares then entitled to vote.

     Appointment of Officers. Under the Current Bylaws, directors elect officers of the Company at the first meeting of directors held after each annual stockholder meeting and such officers hold office until their duly elected successor has been elected or appointed. Under the New Bylaws the board of directors shall elect a President of the Company at its annual meeting, and the President shall appoint the other officers of the Company; provided, however, the Company may not enter into any employment agreement with any person without the prior approval of the board of directors. Each officer of the Company shall hold office until his or her successor is elected, qualified or appointed or until his or her earlier resignation or approval. Both the board of directors and the President have the authority under the New Bylaws to remove any officer of the Company, with or without cause.

     Amendment of Bylaws. The Current Bylaws provide that the bylaws of the Company may be altered, amended or repealed, and new bylaws adopted, by a vote of the stockholders representing a majority of all the shares issued and outstanding at any annual or special meeting of the stockholders. Nevada law, however, allows for the bylaws of a corporation to be amended by a vote of at least two-thirds of the members of the board of directors. To allow for this additional flexibility in corporate governance that the Nevada Revised Statutes provide, the New Bylaws state that a majority of the board of directors at any regular or special meeting of the board may amend or repeal in whole or in part the New Bylaws and adopt new bylaws, subject to the bylaws, if any, adopted by the stockholders.

     Indemnification of Directors and Officers. Nevada law provides that a Nevada corporation may indemnify any person against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement, other than in an action by or in the right of the corporation, by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation in any such capacity for another enterprise; provided that he or she acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to a criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful. For actions or suits by or in the right of the corporation, the Nevada Revised Statues provide that a person may be indemnified if he or she acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to the best interests of the corporation, except that in such an action or suit by or in the right of the corporation, the corporation may not indemnify a person for any claim, issue or matter as to which the person has been adjudged by a court, after exhaustion of all appeals, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court determines that in view of all of the circumstances of the case, the person is fairly and reasonably entitled to indemnification. To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of the matter or any claim, issue or matter therein, the corporation must indemnify him or her against all expenses, including attorneys' fees actually and reasonably incurred in the defense. The Nevada Revised Statues provide that the determination of whether indemnification is proper must be made by the stockholders; by the board of directors by a vote of a quorum consisting of directors who were not parties to the action, suit or proceeding; or by independent legal counsel if a majority of a quorum of directors who were not parties so orders or if a quorum of directors who were not parties may be obtained.

     The New Bylaws provide that the Company will indemnify the directors and officers of the Company to the fullest extent permitted by the Nevada Revised Statutes with respect to expenses, liability and loss (including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred in connection with any proceeding. Although it currently has no plans to do so, under the New Bylaws, the Company may also provide the same indemnification to its employees and agents.

     The New Bylaws further specify that the right to indemnification is a contract right and provide that a person seeking indemnification from the Company may bring suit against the Company to recover any and all amounts entitled to such person, provided such person has filed a written claim with the Company, and the Company has failed to pay such claim within thirty (30) days. Such provisions in the New Bylaws will allow the Company to continue to offer its directors and officers greater protection against the risk of losses associated with being involved in a legal proceeding as a result of his or her service to the Company. The board of directors believes that such protection is reasonable and desirable in order to enhance the Company's ability to attract and retain qualified directors and officers as well as to encourage directors and officers to continue to make good faith decisions on behalf of the Company with regard to the best interests of the Company and its stockholders.

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO ADOPT THE AMENDED AND RESTATED BYLAWS WHICH IS DESIGNATED AS PROPOSAL NO. 2 ON THE ENCLOSED PROXY CARD.

                                   PROPOSAL 3

                             ELECTION OF DIRECTORS

     Our board of directors is currently comprised of three (3) directors and we will again elect three (3) directors at our annual meeting.

     Our directors are elected at an annual meeting of stockholders and hold office until our next annual meeting and until their successors are duly elected and qualified or until their earlier resignation or removal. Vacancies on our board of directors are filled by our board of directors. Our board of directors unanimously proposes that the nominees described below be elected for a new term as directors until our next annual meeting of stockholders and until their successors are duly elected and qualified. The board of directors unanimously approved these nominees for submission to a vote by our stockholders at the annual meeting.

     If, for any reason, the nominees become unable or unwilling to serve at the time of the meeting, the person named in the enclosed proxy card will have discretionary authority to vote for substitute nominees. We do not anticipate that the nominees will be unavailable for election.

     The following information sets forth biographical and background information as to each nominee for election at the annual meeting, including his age, present principal occupation, other business experience during the last five years, directorships in other publicly held companies, period of service as one of our directors and any legal proceedings during the past five years that are material to that person's evaluation as a director or nominee for director.

     DIRECTOR NOMINEES: The director nominees, their ages, and the positions our board of directors recommends for these individuals are as follows:

                NAME                    AGE                 POSITION
          Michael Sheppard              51           Director and President
            W. Dale Smith               57                  Director
          Rollin M. Shouse              59    Director, Chief Operating Officer and
                                                    Executive Vice President

     MICHAEL SHEPPARD, 51, joined Financial Intranet as a consultant in February 1997 and became President, Chief Operating Officer and Director in April 1997. Mr. Sheppard has been involved in setting up the corporate infrastructure of several early stage development companies and undertaking their day-to-day operations as chief executive and chief operating officer. From January 1996 through January 1997, Mr. Sheppard was Chief Operating Officer of Freeling Communications, formerly Televideo Corporation, based in New York City. Freeling offers real time video-on-demand via ATM/XDSL technology with high-speed Internet transmission and advertiser supported free theatrical films delivered through twisted pair telephone lines. From 1995 to 1996 he was chief operating officer for Lee Communications Ltd., which is a laser development and transmission company. From 1993 to 1995, he was Chief Executive Officer for MLS Lighting Ltd. In 1980 he founded Belden Communications and served as its President and Chief Executive Officer until it was acquired in 1985. Belden Communications was engaged in the sale and distribution of proprietary products used in the motion picture and television markets, and was merged in 1985 into Lee America Ltd., which was bought by Lee Lighting Ltd., a United Kingdom company, in 1986. At this time, Mr. Sheppard was one of the founding directors that took this company public on the London Stock Exchange.

     W. DALE SMITH, 57, has served as President and a director of Lecstar Communications Corporation, a corporation that transports and delivers traditional and advanced communication services to wholesale and retail markets throughout the Southeastern United States, since January of 2001. Mr. Smith has over 30 years experience in management in the public and private sectors. Mr. Smith began his career with Sonoco Products Company and for twelve years advanced through various executive management positions serving as National Accounts Sales Manager, New York City, and Southeastern Regional Marketing and Sales Manager. Mr. Smith resigned from Sonoco to become Kentucky Governor John
Y. Brown's Commissioner of

Commerce and Deputy Secretary of the Commerce Cabinet. During these years Mr. Smith managed five departments, maintained offices for Kentucky on four continents and was instrumental in bringing in over $2 billion in new investments, ranking Kentucky in the top five states in the nation.

     ROLLIN M. SHOUSE, 59, joined Technest.com, Inc. as Chief Operating Officer in April 2000. Mr. Shouse brings over 30 years of operating experience from the convenience food store industry. From 1996 to 1999, Mr. Shouse served as Chief Executive Officer and President of Shouse Enterprises, Inc., a convenience store chain comprised of 26 stores. Mr. Shouse served as Chief Executive Officer and President of Sunshine Jr. Stores, Inc. from 1993 to 1996. Sunshine Jr. Stores was a publicly traded company with 232 convenience stores and six supermarkets.

     The affirmative vote of a plurality of the stockholders present and entitled to vote, whether in person or by proxy, is required for the election of the nominees for directors named above. Proxies cannot be voted for a greater number of persons than the number of nominees named above.

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE THREE (3) NOMINEES FOR DIRECTORS NAMED ABOVE, EACH FOR A TERM OF ONE YEAR, WHICH IS DESIGNATED AS PROPOSAL NO. 3 ON THE ENCLOSED PROXY CARD.

                                   PROPOSAL 4

    APPROVAL OF THE FINANCIAL INTRANET CORPORATION 2001 STOCK INCENTIVE PLAN

     Our board of directors has unanimously approved for submission to a vote of our stockholders entitled to vote on such matter, a proposal to approve the Financial Intranet 2001 Stock Option Plan.

     WHAT IS THE PURPOSE OF OUR 2001 STOCK OPTION PLAN?

     The purpose of our 2001 Stock Option Plan is to grant our officers, directors and other employees as well as non-employee consultants and advisors an opportunity to acquire our common stock and to create an incentive for these people to remain in our employ our and to continue to provide services to the Company.

     WHEN WILL THE PLAN BE EFFECTIVE AND WHAT WILL ITS DURATION BE?

     The plan will become effective on the date upon which the stockholders approve the plan. Any awards granted under the plan prior to stockholder approval, however, will be contingent on approval of the plan by the stockholders at the annual meeting. The plan will have a duration of ten years and any award granted under the plan will remain in effect only so long as the plan is in effect.

     HOW WILL THE PLAN BE ADMINISTERED?

     The plan will be managed and administered by a committee to be selected by our board of directors (the "Committee"). The members of the Committee will consist of two or more of our directors who are non-employee directors and are outside directors, as those terms are defined under the Securities Exchange Act and the Internal Revenue Code. If for any reason the Committee does not exist, or for any other reason determined by our board of directors, our board of directors is allowed to take any action under the plan.

     Subject to the express provisions of the plan, the Committee will have, in its sole discretion, the authority to determine all terms and conditions relating to awards granted under the plan and to make all other determinations necessary or advisable in the administration of the plan including:

     - the selection of individuals to be granted awards;

     - when such awards are to be granted;

     - the number of shares to be subject to each award;

     - the fair market value of the shares subject to the plan and the exercise price;

     - the terms and type of award to be granted;

     - the terms, conditions and restrictions of any shares issued pursuant to the exercise of an option or stock appreciation right; and

     - the ability to cancel or suspend awards.

     Grants under the plan to eligible persons do not need be identical in any respect, even when made simultaneously. The Committee may adopt, amend and rescind rules and regulations relating to the administration of the plan. The interpretation and construction by the Committee of any terms or provisions of the plan or any award issued thereunder, or of any rule or regulation promulgated in connection with the plan is conclusive and binding on all interested parties.

     WHAT TYPES OF AWARDS ARE TO BE GRANTED UNDER THE PLAN?

     The plan allows the granting of:

     - stock options, both incentive stock options within the meaning of Section 422 of the Internal Revenue and "non-qualified stock options" that do not qualify for treatment as incentive stock options;

     - stock appreciation rights; and

     - stock awards, including restricted stock awards and performance share awards.

     Stock options entitle the holder to purchase a specified number of shares during a specified period at a price per share.

     The stock appreciation rights entitle the holder to receive payment in cash or stock or a combination thereof, as determined by the Committee, having an aggregate value equal to the product of the excess of the fair market value on the exercise date of one share over the exercise price per share, multiplied by the number of shares called for by the stock appreciation right or portion thereof that is exercised.

     A stock award is the grant of the right to receive shares of stock in the future.

     Restricted stock awards are grants of stock and rights to receive shares of stock in the future where such grants or rights to delivery are subject to forfeiture or other restrictions based upon the completion of a certain period of service by the holder of the award or other objectives as determined by the Committee.

     A performance share award is the grant of a right to receive shares of stock in the future which is contingent on the achievement of a certain performance or other objective by the holder of the award.

     WHAT SHARES OF OURS ARE SUBJECT TO THE PLAN?

     The stock subject to the plan is a portion of our common stock presently authorized but unissued. The cumulative aggregate number of shares of common stock to be issued under the plan shall not exceed 10,000,000.

     The Committee may adjust the aggregate number of shares on which options may be granted due to changes in our capitalization or upon certain types of transactions entered into by us including our common stock being changed into or exchanged for cash or a different number or kind of shares of securities of the Company or of another corporation through a reorganization, merger, recapitalization, reclassification, stock split-up, reverse stock split, stock dividend, stock consolidation, stock combination, stock reclassification or similar transaction. If any option granted under the plan expires or terminates for any reason without having been exercised in full, the unpurchased shares will be returned to the plan and become available for future grant. As of June 11, 2001, the closing market value of our common stock, as quoted on the NASDAQ Over-the Counter Bulletin Board, was $.20 per share.

     TO WHOM MAY STOCK OPTIONS BE GRANTED?

     The plan authorizes us to grant awards to our officers, directors, employees and consultants. As of May 30, 2001, approximately 7 people would be eligible for participation in the plan. The basis for eligibility, the extent of eligibility and the number of options to be granted to any participant is determined by the Committee as set forth under the terms and conditions of the plan.

     WHAT IS THE EXERCISE PRICE FOR EACH OPTION GRANTED?

     Options and stock appreciation rights granted under the plan are exercisable at a price determined by the Committee at the time of the grant. In no event, however, will the exercise price of an incentive stock option be lower than 100% of the fair market value for our common stock on the date of the grant and the exercise price of an incentive stock option granted to an employee who at the time of the grant owns more than 10% of the voting power of all classes of our capital stock shall not be lower than 110% of the fair market value of our common stock. The exercise price of a non-statutory option shall not be less than 80% of the fair market value of our common stock. In the discretion of the Committee, the exercise price of any option may be paid in full in cash, by check, by the optionee's intent bearing promissory note or in certificates of our common stock valued at their fair market value.

     WHEN ARE THE AWARDS EXERCISABLE?

     Awards become exercisable at times and in installments as the Committee provides in the terms of each individual award agreement. The Committee, in its discretion, will determine the affect of all matters related to the termination of employment of the award holder and some transactions entered into by us or changes in control, all outstanding and unexercised awards may accelerate all outstanding and unexercised awards so that each award would become fully vested.

     CAN THE OPTIONS GRANTED UNDER THE PLAN BE TRANSFERRED?

     Options granted under the plan and the rights and privileges conferred by the plan are not subject to execution, attachment or similar process and may not be assigned, alienated, pledged, sold or transferred in any manner other than by will or by the laws of descent and distribution.

     CAN THE PLAN BE AMENDED OR TERMINATED?

     Yes. The Committee may amend and rescind any rules and regulations relating to the plan. Our board of directors or the Committee may suspend, amend or terminate the plan at any time, provided though that no amendment or termination may adversely affect the rights of the person or beneficiary holding the award without the consent of each of those persons or beneficiaries to whom any option has previously been granted.

     CAN THE TERMS OF AWARDS ALREADY GRANTED BE ADJUSTED OR CHANGED?

     Yes. The Committee may adjust number and kind of shares as to which options and restricted stock may be granted upon outstanding shares of our common stock being changed into or exchanged for cash or a different number and kind of shares or securities of the Company or another corporation as a result of a reorganization, merger, recapitalization or reclassification. Shares on which awards may be granted under the plan, the number of shares covered by each outstanding award and the exercise price per share of each award will each be proportionately adjusted for any increase or decrease in the number of issued shares of our common stock resulting from any increase or decrease in the number of shares of our common stock without the receipt of consideration by us. The Committee shall also have the discretion, pursuant to a sale, merger, consolidation, liquidation, change in control or other disposition that affects us, to declare that all options and other awards will be exercisable in full. SARs shall become fully exercisable upon a change in control.

     WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF AWARDS GRANTED UNDER THE PLAN?

STOCK OPTIONS

     As stated above, options granted under the plan may be either incentive stock options, as defined in the Internal Revenue Code, or non-qualified stock options.

     If an option granted under the plan is an incentive stock option, the holder of the option will generally recognize no income upon the grant of the incentive stock option and incur no tax liability due to the exercise of the option provided the option holder is an employee of ours or a subsidiary at all times from the date of grant until three months prior to its exercise. The amount by which the fair market value of the shares on the date of exercise exceeds the exercise price, however, will be includable for purposes of determining any alternative minimum taxable income of an option holder. We will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after grant of the option and one year after receipt of the shares by the holder of the option, any gain will be treated as long-term capital gain. If these holding periods are not satisfied, the holder of the option will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. We would then be entitled to a take a deduction at the same time the holder of the option recognizes the ordinary income and in the same amount as the ordinary income recognized. Any gain or loss recognized by the holder of the option on such a premature disposition of the shares in excess of the amount treated as ordinary income will generally be characterized as capital gain or loss.

     All other stock options which do not qualify as incentive stock options are referred to as non-qualified stock options. A holder of this type of option will generally not recognize any taxable income at the time he or she is granted a this type of option. Upon its exercise, however, the holder of the non-qualified option will generally recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income recognized by a holder of this type of option who is also an employee of ours will be subject to tax withholding by us. The tax basis of the shares in the hands of the option holder will equal the exercise price paid for the shares plus the amount of ordinary compensation income the option holder recognizes upon exercise of the option, and the holding period for the shares for capital gains purposes will commence on the day the option is exercised. An option holder who sells any of the shares will recognize capital gain or loss measured by the difference between the tax basis of the shares and the amount realized on the sale. We will be entitled to a federal income tax deduction equal to the amount of ordinary compensation income recognized by the option holder. The deduction will be allowed at the same time the option holder recognizes the income.

OTHER AWARDS

     The current federal income tax consequences of other awards authorized under the plan are generally in accordance with the following:

     - stock appreciation rights are generally subject to ordinary income tax at the time of exercise;

     - restricted stock awards are subject to a substantial risk of forfeiture and generally result in income recognition by the participant of the excess of the fair market value of the shares covered by the award over the purchase price paid only at the time the restrictions lapse, unless the recipient elects to accelerate recognition as of the date of grant; and

     - stock awards and performance share awards are generally subject to ordinary income tax at the time of payment.

     In each of the foregoing cases, we will generally be entitled to a corresponding federal income tax deduction at the same time the participant recognizes ordinary income.

     Please note that the compensation of persons who are named as our executives are subject to the tax deduction limits of Section 162(m) of the Internal Revenue Code. Stock options and stock appreciation rights, however, that qualify as "performance-based compensation" are exempt from Section 162(m), thus allowing us the full tax deduction otherwise permitted for such compensation. If approved by you, the plan will enable the Committee to grant stock options and stock appreciation rights that may be exempt from the deduction limits of Section 162(m).

     The preceding discussion is based on Federal tax laws and regulations presently in effect and which are subject to change. The discussion does not purport to be a complete description of the Federal income tax aspects of the plan. A participant may also be subject to state, local and possibly foreign taxes in connection with the grant of awards under the plan. We suggest that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

     HOW MANY OPTIONS WILL ALLOCATED UNDER THE PLAN IF THE PLAN IS APPROVED?

     We may not determine the exact number of options to be granted in the future to the following groups of people:

     - those executive officers named within the summary compensation table;

     - all current executive officers as a group;

     - all current directors who are not executive officers as a group;

     - all other employees (including current officers who are not executive officers) as a group; or

     - all advisors and consultants as a group.

     CAN I REVIEW THE FINANCIAL INTRANET 2001 STOCK OPTION PLAN?

     Yes. A copy of the proposed plan is included in this booklet as Exhibit C.

     The affirmative vote of the holders of a majority of shares present and entitled to vote, whether in person or by proxy, at the annual meeting is required to approve the Financial Intranet 2001 Stock Option Plan.

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO ADOPT THE FINANCIAL INTRANET 2001 STOCK INCENTIVE PLAN WHICH IS DESIGNATED AS PROPOSAL NO. 4 ON THE ENCLOSED PROXY CARD.

                                 OTHER BUSINESS

     Our board of directors is not aware of any matters to be presented at the annual meeting other than those set forth in the notice and this proxy statement. If any other matters do come before the meeting, it is intended that the holders of the proxies will vote, with respect to such matters, at that time and in their discretion. The approval of any other matters will require the affirmative vote of the majority of the stockholders present and entitled to vote, whether in person or by proxy, at the annual meeting where a quorum is present, or such greater vote as may be required by our Restated Articles of Incorporation, our Current Bylaws or the Nevada Revised Statutes.

           YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THIS PROXY STATEMENT IS DATED MAY 30, 2001. YOU SHOULD ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF THAT DATE ONLY, UNLESS OTHERWISE STATED. OUR BUSINESS FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE. WE UNDERTAKE NO OBLIGATION TO PUBLISH THE RESULTS OF ANY ADJUSTMENTS TO THE IN-

           FORMATION CONTAINED IN THIS PROXY STATEMENT THAT MAY OCCUR AFTER THE DATE OF THIS PROXY STATEMENT OR TO REFLECT THE OCCURRENCE OF UNEXPECTED EVENTS OCCURRING AFTER THE DATE OF THIS PROXY STATEMENT.

     Whether you expect to be present in person at the annual meeting, please MARK, SIGN, DATE and RETURN THE ENCLOSED PROXY CARD in the accompanying envelope as promptly as possible. You may revoke your proxy, in the manner specified within this proxy statement, at any time before the shares it represents are voted.

                      DOCUMENTS INCORPORATED BY REFERENCE

     The Company hereby incorporates by reference into this Proxy Statement the information in the Company's annual report on Form 10-KSB for the fiscal year ended December 31, 2000, found under the captions Item 6. Management's Discussion and Analysis of Plan of Operation and Item 7. Financial Statements. The Company's annual report on Form 10-KSB, as filed with the Securities and Exchange Commission, accompanies this Proxy Statement.

              AVAILABILITY OF CERTAIN DOCUMENTS REFERRED TO HEREIN

     This Proxy Statement refers to certain documents of the Company that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner to whom this Proxy Statement is delivered, upon facsimile or written request, without charge, directed to Financial Intranet, Inc., One Capital City Plaza, 3350 Peachtree Road, Suite 1050, Atlanta, Georgia 30326, facsimile (203) 431-8301. In order to ensure timely delivery of the documents, such requests should be made by June 20, 2001.

                                            By order of the Board of Directors,

                                            /s/ MICHAEL SHEPPARD
                                            Michael Sheppard
                                            Director and President

                                                                       EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                       TO
                           ARTICLES OF INCORPORATION
                                       OF
                            FINANCIAL INTRANET, INC.

            (PURSUANT TO NEV. REV. STAT. SEC.SEC. 78.385 AND 78.390)

     Michael Sheppard certifies that:

1. He is the duly elected and acting president and secretary of Financial Intranet, Inc., a Nevada corporation (the "Corporation").

2. Stock of the Corporation has been issued and capital has been paid to the Corporation.

3. This certificate is made and filed on the behalf of the Corporation pursuant to and in accordance with Nev. Rev. Stat. sec.sec. 78.385 and 78.390.

4. Article I of the Restated Articles of Incorporation of the Corporation shall be amended to read in its entirety as follows:

                                       "I

        The name of the Corporation shall be "Technest Holdings, Inc." and shall be governed by Chapter 78 of the Nevada Revised
        Statutes."

5. Article IV of the Restated Articles of Incorporation of the Corporation shall be further amended to read in its entirety as follows:

                                      "IV

        SECTION 1. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 500,000,000 shares, of which 495,000,000 shares of a par value of $0.001 per share shall be designated "Common Shares" and 5,000,000 shares of a par value of $.001 per share shall be designated "Preferred Shares."

        SECTION 2. The Board of Directors is authorized, from time to time, to issue the Preferred Shares as Preferred Shares of any series and, in connection with the creation of each such series, to fix by resolution or resolutions providing for the issue of such shares thereof, the number of shares of such series, and the powers, designations, privileges, preferences, limitations, restrictions, price and relative rights of such series, to the full extent now or hereafter permitted by the laws of the State of Nevada.

        SECTION 3. The capital stock of the Corporation, after the amount of capital has been paid in money, property or services, as the Board of Directors shall determine, shall not be subject to assessment to pay the debts of the Corporation, nor for any other purpose, and no stock issued as fully paid shall ever be assessable or assessed and the articles of incorporation shall not be amended in this respect."

6. The Restated Articles of Incorporation of the Corporation shall be further amended by the addition of Article VIII as follows:

                                     "VIII

        No director or officer of the Corporation will be personally liable to the Corporation or its stockholders for damages for breach of a fiduciary duty as an officer or director except for acts or omissions which involve intentional misconduct, fraud, or a knowing violation of law, or the payment of distributions in violation of Nev. Rev. Stat. sec. 78.300. No amendment or repeal of this Article VIII applies to or has any effect on the liability or alleged liability of any officer or director of the Corporation for or with respect to any acts or omissions of the director or officer occurring prior to the amendment or repeal, except as otherwise required by law."

7. The Restated Articles of Incorporation of the Corporation shall be further amended by the addition of Article IX as follows:

                                      "IX

        The provisions of Nev. Rev. Stat. sec.sec. 78.378 to 78.3793, inclusive, do not apply to the Corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified. Further, the Corporation expressly elects not to be governed by Nev. Rev. Stat. sec.sec. 78.411 to 78.444, inclusive."

8. The foregoing amendments were duly adopted by a resolution of the Board of Directors of the Corporation.

9. The foregoing amendments were approved by the required vote of the stockholders of the Corporation. The total number of outstanding shares entitled
to vote with respect to the amendments were           shares of common stock;
and the number of common shares voting in favor of the foregoing amendments were which exceeds the minimum number of common shares necessary to vote in favor of the foregoing amendments.

     IN WITNESS WHEREOF, the undersigned have duly executed this Certificate of Amendment of the Articles of Incorporation of Financial Intranet, Inc. this day of May, 2001.

------------------------------------------------------
Michael Sheppard, President and Secretary

STATE OF
COUNTY OF

This instrument was acknowledged before me on the      day of May, 2001, by
MICHAEL SHEPPARD, as President and Secretary, of Financial Intranet, Inc., a Nevada corporation.

                                            ------------------------------------
                                            Notary Public
                                ss.

                                                                       EXHIBIT B

                              AMENDED AND RESTATED

                                   BYLAWS OF

                            FINANCIAL INTRANET, INC.

                            FINANCIAL INTRANET, INC.
                             (A NEVADA CORPORATION)

                                     BYLAWS

                                   ARTICLE I

                                    OFFICES

Section 1.1  REGISTERED OFFICE

     The registered office of Financial Intranet, Inc. (the "Corporation") in the State of Nevada shall be located at the principal place of business in that state of the corporation or individual acting as the Corporation's registered agent in the State of Nevada.

Section 1.2  PRINCIPAL EXECUTIVE OFFICE

     The principal executive office of the corporation for the transaction of the business of the Corporation shall be at One Capital City Plaza, 3350 Peachtree Road, Suite 1050, Atlanta, Georgia 30326, or such other place as may be established by the Board of Directors of the Corporation (the "Board"). The Board is granted full power and authority to change said principal executive office from one location to another.

Section 1.3  OTHER OFFICES

     The Corporation may have other offices, either within or without the State of Nevada, at such place or places as the Board from time to time may designate or the business of the Corporation may require.

                                   ARTICLE II

                            MEETING OF STOCKHOLDERS

Section 2.1  DATE, TIME AND PLACE

     Meetings of stockholders of the Corporation shall be held on such date and at such time and place, either within or without the State of Nevada, as shall be designated by the Board and stated in the written notice of the meeting or in a duly executed written waiver of notice of the meeting.

Section 2.2  ANNUAL MEETINGS

     Annual meetings of stockholders for the election of directors to the Board and for the transaction of such other business as may be stated in the written notice of the meeting or as may properly come before the meeting shall be held on such date and at such time and place, either within or without the State of Nevada, as shall be designated by the Board and stated in the written notice of the meeting.

Section 2.3  SPECIAL MEETINGS

     Special meetings of stockholders for any purpose or purposes, unless otherwise prescribed by Chapter 78 of the Nevada Revised Statutes (the "Nevada General Corporation Law"), the Articles of Incorporation of the Corporation (the "Articles of Incorporation"), as amended, or these Bylaws, may be called by a majority of Board or the President. Special meetings of stockholders shall be called by the Board or the Secretary at the written request of one or more stockholders holding shares in the aggregate entitled to cast not less than ten percent (10%) of the votes of shares of the capital stock of the Corporation issued and outstanding and entitled to vote at such meeting. Such written request shall state the purpose or purposes for which the special meeting is called. The place, date and time of a special meeting shall be fixed by the Board or the officer calling the meeting and shall be stated in the written notice of such meeting, which notice shall state the purpose or purposes stated in the written notice of meeting and matters germane thereto.

Section 2.4  NOTICE OF MEETINGS

     Written notice of the place, date and time of, a meeting of stockholders shall be given to each stockholder of record entitled to vote at such meeting, in the manner prescribed by Section 6.1 of these Bylaws, not less than ten (10) nor more than sixty (60) days prior to the date of the meeting. Notice of meetings shall be in writing and signed by the President or Vice President, or the Secretary or an Assistant Secretary, if any, or by such other persons as the Board shall designate.

Section 2.5  STOCKHOLDER LIST

     The Secretary or other officer in charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days prior to a meeting of stockholders, a complete list of stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares of stock of the Corporation registered in the name of each stockholder. Such list shall be open to examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list also shall be produced and kept at the place and time of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

Section 2.6  VOTING RIGHTS

     In order that the Corporation may determine the stockholders entitled to notice of, and to vote at, a meeting of stockholders or at any adjournment(s) thereof or to express consent or dissent to corporate action in writing without a meeting, the Board may fix a record date in the manner prescribed by Section
9.1 of these Bylaws. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy in the manner prescribed by Section 2.7 of these Bylaws. Except as specifically provided otherwise by Nevada General Corporation Law, the Articles of Incorporation, as amended, or these Bylaws, each holder of capital stock entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting shall be entitled to one vote for each share of such stock registered in such stockholder's name on the books and records of the Corporation as of the record date.

Section 2.7  PROXIES

     Each proxy shall be in writing and shall be executed by the stockholder giving the proxy or by such stockholder's duly authorized officer, director, employee or agent by causing the signatures of the stockholder to be applied to the writing by any reasonable manner, including facsimiles. No proxy is valid after the expiration of six months from the date of its execution, unless otherwise provided in the proxy. Unless and until voted, every proxy shall be revocable at the pleasure of the person who executed it or of his or her legal representative or assigns, except in those cases where an irrevocable proxy permitted by Nevada General Corporation Law shall have been given.

Section 2.8  QUORUM AND ADJOURNMENT(S) OF MEETINGS

     Except as specifically provided otherwise by Nevada General Corporation Law, the Articles of Incorporation, as amended, or these Bylaws, a majority of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at a meeting of stockholders. If such majority shall not be present in person or represented by proxy at a meeting of stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time until holders of the requisite number of shares of stock entitled to vote at the meeting shall be present in person or represented by proxy. When a meeting of stockholders is adjourned to another place, date or time, notice need not be given of the adjourned meeting if the place, date, and time of such adjourned meeting are announced at the meeting at which the adjournment is taken. At any such adjourned meeting at which a quorum shall be present in person or represented by proxy, stockholders may transact any business that might have been transacted at the meeting as originally noticed, but only those stockholders entitled to vote at the meeting as originally noticed shall be entitled to vote at any adjournment(s) thereof. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. Stockholders may participate in a meeting by means of a telephone conference call or similar method of communication by which all persons participating in the meeting can hear each other.

Section 2.9  REQUIRED VOTE

     Except as specifically provided otherwise by Nevada General Corporation Law, the Articles of Incorporation, as amended, or these Bylaws, the affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy at a meeting of stockholders at which a quorum is present and entitled to vote on the subject matter (including, but not limited to, the election of directors to the Board) shall be the act of the stockholders with respect to the matter voted upon.

Section 2.10  ACTION WITHOUT MEETING

     Notwithstanding contrary provisions of these Bylaws covering notices and meetings, any action required or permitted to be taken at an annual or special meeting of stockholders may be taken by the stockholders without a meeting, without prior notice, and without a vote if a consent in writing, setting forth the action so taken, shall be signed by a majority of the holders of shares of capital stock issued and outstanding and entitled to vote on the subject matter, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. The written consents shall be filed with the minutes of the proceedings.

                                  ARTICLE III

                                   DIRECTORS

Section 3.1  BOARD OF DIRECTORS

     The business and affairs of the Corporation shall be managed by, or under the direction of, a Board. The Board may exercise all such powers of the Corporation and do all such lawful acts and things on its behalf as are not by Nevada General Corporation Law, the Articles of Incorporation, as amended, or these Bylaws directed or required to be exercised or done by stockholders.

Section 3.2  NUMBER, ELECTION AND TENURE

     The number of directors which shall constitute the whole Board shall be fixed from time to time by the resolution of the Board. Except as otherwise provided by law, in no event shall the total number of directors which shall constitute the whole Board be fixed by the Board at less than three (3) or more than seven (7). Except as provided otherwise in these Bylaws, directors shall be elected at the annual meeting of stockholders. Each director shall hold office until the annual meeting of stockholders next succeeding his or her election or appointment and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

Section 3.3  RESIGNATION AND REMOVAL

     Any director or member of a committee of the Board may resign at any time upon written notice to the Board, the Chairman of the Board, or the President. Unless specified otherwise in the notice, such resignation shall take effect upon receipt of the notice by the Board, the Chairman of the Board, or the President. The acceptance of a resignation shall not be necessary to make it effective. Any director may be removed, either with or without cause by the affirmative vote of the holders of at least two-thirds of the shares then entitled to vote.

Section 3.4  VACANCIES AND NEWLY CREATED DIRECTORSHIPS

     Vacancies occurring for any reason and newly-created directorships resulting from an increase in the authorized number of directors which shall constitute the whole Board, as fixed pursuant to Section 3.2 of these Bylaws, shall be filled by the election of a new director or directors by a majority of the remaining members of the Board, although such majority is less than a quorum. Any director so chosen shall hold office until the annual meeting of stockholders next succeeding his or her election or appointment and until his or her successor shall be elected and qualified, or until his or her earlier resignation or removal.

Section 3.5  FEES AND COMPENSATION.

     Directors and members of any committees of the Board may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by the Board.

                                   ARTICLE IV

                       MEETINGS OF THE BOARD OF DIRECTORS

Section 4.1  DATE, TIME AND PLACE

     Meetings of the Board shall be held on such date and at such time and place, either within or without the state of Nevada, as shall be determined by the Board pursuant to these Bylaws.

Section 4.2  ANNUAL MEETINGS

     After the annual meeting of stockholders, the newly-elected Board may hold a meeting, on such date and at such time and place as shall be determined by the Board, for the purpose of organization, election of officers and such other business that may properly come before the meeting. Such meeting may be held without notice.

Section 4.3  REGULAR MEETINGS

     Regular meetings of the Board may be held without notice on such date and at such time and place as shall be determined from time to time by the Board.

Section 4.4  SPECIAL MEETINGS

     Special meetings of the Board may be held at any time upon the call of any director, the President or the Secretary by means of oral, telephonic, written facsimile or other similar notice, duly given, delivered, sent or mailed to each director at least 48 hours prior to the special meeting, in the manner prescribed by Section 6.1 of these Bylaws. Special meetings of the Board may be held at any time without notice if all of the directors are present or if those directors not present waive notice of the meeting in writing either before or after the date of the meeting.

Section 4.5  QUORUM

     A majority of the whole Board as fixed pursuant to Section 3.2 of these Bylaws shall constitute a quorum for the transaction of business at a meeting of the Board. If a quorum shall not be present at a meeting of the Board, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 4.6  REQUIRED VOTED

     Except as specifically provided otherwise by Nevada General Corporation Law, the affirmative vote of a majority of the directors present at a meeting of the Board at which a quorum is present shall be the act of the Board with respect to the matter voted upon.

Section 4.7  ACTION WITHOUT MEETING

     Any action required or permitted to be taken at a meeting of the Board, or committee thereof, may be taken by the directors without a meeting if all of the members of the Board, or committee thereof, consent thereto in writing and such writing is filed with the minutes of proceedings of the Board, or committee thereof.

Section 4.8  TELEPHONE MEETING

     Members of the Board, or any committee thereof, may participate in a meeting of the Board, or committee thereof, by means of a telephone conference or similar method of communication by which all of the members participating in the meeting can hear each other. Participation by members of the Board, or committee thereof, by such means shall constitute presence in person of such members at such meeting.

                                   ARTICLE V

                      COMMITTEES OF THE BOARD OF DIRECTORS

Section 5.1  DESIGNATION AND POWERS

     The Board may designate one or more committees from time to time in its discretion, by resolution passed by the affirmative vote of a majority of the whole Board as fixed pursuant to Section 3.2 of these Bylaws. Each committee shall consist of one or more of the directors on the Board and the Board may appoint other persons who are not directors to serve on committees. The Board may designate one or more directors as alternate members on any committee who replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members constitute a quorum and may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all of the powers and authority of the Board in the management of the business and affairs of the corporation and may authorize the corporate seal of the Corporation affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Articles of Incorporation or these bylaws, adopting an agreement of merger or consolidation, recommending to stockholders the sale, lease, or exchange of all or substantially all of the Corporation's assets, or recommending to stockholders a dissolution of the Corporation, a revocation of a dissolution or the filing of a petition in bankruptcy; and, unless the resolution of the Board expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock of the corporation or any class or series of stock. Each committee shall keep regular minutes of its meetings and shall report the same to the Board when requested to do so.

                                   ARTICLE VI

                                    NOTICES

Section 6.1  DELIVERY OF NOTICE

     Notices to stockholders and, except as permitted below, to directors on the board shall be in writing and may be delivered by mail or messenger. Notice by mail shall be deemed to be given at the time when such notice is deposited in a United States post office or letter box, enclosed in postpaid sealed wrapper, and addressed to a stockholder or director at his or her respective address appearing on the books and records of the Corporation, unless such stockholder or director shall have filed with the Secretary a written request that notices intended for such stockholder or director be mailed or delivered to some other address, in which case the notice shall be mailed to or delivered to the address designated in such request. Notice by messenger shall be deemed to be given when such notice is delivered to the address of a stockholder or director as specified above. Notices to directors also may be given orally, in person or by telephone, or by telex, overnight courier or facsimile transmission (promptly confirmed in writing) or other similar means, or by leaving the notice at the residence or usual place of business of a director. Notice by oral communication, telex, overnight courier or facsimile transmission (properly confirmed in writing) or other similar means shall be deemed to be given upon such dispatch of such notice. Notice by messenger shall be deemed to be given when such notice is delivered to a director's residence or usual place of business. Notices, requests, and other communications required or permitted to be given or communication to the Corporation by the Articles of Incorporation, as amended, these Bylaws or any other agreement shall be in writing and may be delivered by messenger, United States mail, telex, overnight courier or facsimile transmission (promptly confirmed in writing) or other similar means. Notice to the Corporation shall be deemed to be given upon actual receipt of such notice by the Corporation.

Section 6.2  WAIVER OF NOTICE

     Whenever notice is required to be given by the Nevada General Corporation Law, the Articles of Incorporation, as amended, or these Bylaws, a written waiver of notice signed by the person entitled thereto, whether before or after the time stated in the notice, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when a person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, or the purpose of, any regular or special meeting of stockholders, the Board, or a committee of the Board need be specified in any written waiver of notice.

                                  ARTICLE VII

                                    OFFICERS

Section 7.1  OFFICERS

     The officers of the Corporation shall be a President, a Secretary and a Treasurer. At its annual meeting, or such other meeting as it may determine, or by unanimous written consent of the directors without meeting, the Board shall elect a President of the Corporation, and the President so elected shall appoint a Secretary and a Treasurer. The Chairman of the Board, if any, shall be selected from among the directors on the Board, but no other executive officer need be a member of the Board. Any number of offices may be held by the same person.

Section 7.2  OTHER OFFICERS AND AGENTS

     The President also may appoint such other officers and agents as he or she from time to time may determine to be advisable and as the business of the Corporation may require; provided, however, the Company shall not enter into any employment agreement without the prior approval of the Board. Such officers and agents shall serve for such terms, exercise such powers, and perform such duties as are prescribed by these Bylaws.

Section 7.3  TENURE, RESIGNATION, REMOVAL AND VACANCIES

     Each officer of the Corporation shall hold his office until his or her successor is elected and qualified or appointed in accordance with these Bylaws, or until his or her earlier resignation or removal. Any officer elected by the Board may be removed at any time, with or without cause, by the Board and any officer appointed by the President may be removed at any time, with or without cause, by the President and the Board; provided, that any such removal shall be without prejudice to the rights, if any, of the officer so employed under any employment contract or other agreement with the Corporation. Any officer may resign at any time upon written notice to the Board, the Chairman of the Board or the President. Unless specified otherwise in the notice, such resignation shall take effect upon receipt of the notice by the Board, the Chairman of the Board or the President. The acceptance of the resignation shall not be necessary to make it effective. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise shall be filled by the President and such successor or successors shall hold office for such term as may be specified by the President.

Section 7.4  AUTHORITY AND DUTIES

     All officers and agents, as between themselves and the Corporation, shall have such authority and perform such duties in the management of the Corporation as may be provided in these Bylaws and as generally pertain or are necessarily incidental to the particular office or agency. In addition to the powers and duties hereinafter specifically prescribed for certain officers of the Corporation, the Board or the President from time to time may impose or confer any or all duties and powers hereinafter specifically prescribed for any officer upon any other officer or officers. The Board may give general authority to any officer to affix the corporate seal of the Corporation and to attest the affixing by his or her signature.

Section 7.5  THE CHAIRMAN OF THE BOARD

     If the Board shall designate a Chairman of the Board, such Chairman of the Board shall act as chairman at all meetings of the stockholders at which he is present and shall preside at all meetings of the Board at which he is present. Such Chairman of the Board shall provide general leadership in matters of policy and long-term programs and shall have the right to delegate authority to the other officers of the Corporation. Except when by law the signature of the President is required, such Chairman of the Board shall possess the same power as the President to sign all certificates, contracts and other instruments of the Corporation which may be authorized by the Board.

Section 7.6  THE PRESIDENT

     The president, subject to the control of the Board, shall have general and active supervision of the business and affairs of the Corporation, shall sign certificates, contracts and other instruments of the Corporation as authorized, and shall perform all such other duties as are properly required of him by the Board.

Section 7.7  THE VICE PRESIDENT(S)

     The Vice President, or in the event there is more than one vice president, the Vice Presidents, shall perform the duties and have the powers as may, from time to time, be assigned to them by the Board or the President.

Section 7.8  THE TREASURER

     The Treasurer shall have the care and custody of all the funds of the Corporation and shall deposit the same in such banks or other depositories as the Board, or any officer or officers thereunder duly authorized by the Board, shall, from time to time, direct or approve. He or she shall keep a full and accurate account of all monies received and paid on account of the Corporation, and shall render a statement of his or her accounts whenever the Board shall require. He shall perform all other necessary acts and duties in connection with the administration of the financial affairs of the Corporation, and shall generally perform all the duties usually appertaining to the affairs of the treasurer of a corporation. When required by the Board, he shall give bonds for the faithful discharge of his duties in such sums and with such sureties as the Board shall approve. In the absence of disability of the Treasurer, the person designated by the President shall perform his duties.

Section 7.9  THE SECRETARY

     The Secretary shall attend to the giving of notice of all meetings of stockholders and of the Board and committees thereof, and shall keep minutes of all proceedings at meetings of the stockholders, of the Board and of all meetings of such other committees as the Board shall designate. The Secretary shall have charge of the corporate seal and shall have authority to attest any and all instruments or writings to which the same may be affixed. He or she shall keep and account for all books, documents, papers and records of the Corporation, except those for which some other officer or agent is properly accountable. He or she shall generally perform all the duties usually appertaining to the office of secretary of a corporation. In the absence or disability of the Secretary, the person designated by the President shall perform his or her duties.

Section 7.10  THE ASSISTANT SECRETARY(IES)

     The Assistant Secretary, if any be so appointed by the Board, or if there be more than one, the Assistant Secretaries, shall perform such duties as may be specifically assigned to them from time to time by the Board or the President. In case of the absence or disability of the Secretary, and if the Board or the President has so authorized, the Assistant Secretary, or if there be more than one Assistant Secretary, such Assistant Secretaries as the Board or the President shall designate, shall perform the duties of the office of the Secretary.

                                  ARTICLE VIII

                             CERTIFICATES OF STOCK

Section 8.1  FORM AND SIGNATURE

     The stock certificates representing the stock of the Corporation shall be in such form or forms not inconsistent with Nevada General Corporation Law, the Articles of Incorporation, as amended, and these Bylaws and as the Board shall approve from time to time. Stock certificates shall be numbered consecutively and shall be entered in the books and records of the Corporation as such certificates are issued. No certificate shall be issued for any share until the consideration therefor has been fully paid. Stock certificates shall exhibit the holder's name, certify the class and series of stock and the number of shares in such class and series of stock owned by the holder and shall be signed by the President, Vice President, Treasurer, Secretary, or any Assistant Secretary. Any or all of the signatures on a stock certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed on a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar on the date of issuance.

Section 8.2  LOST, STOLEN OR DESTROYED CERTIFICATES

     The President may direct that a new stock certificate be issued in place of any certificate theretofore issued by the Corporation which is alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person or his or her legal representative claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issuance of a new certificate, the President, in his discretion and as a condition precedent to the issuance thereof, may require the owner of the lost, stolen or destroyed certificate, or his or her legal representative, to advertise the same in such manner as the President shall require and/or to give the Corporation a bond in such sum as the President shall direct as indemnity against any claim that may be made against the Corporation, any transfer agent or any registrar on account of the alleged loss, theft, or destruction of any such certificate or the issuance of such new certificate.

Section 8.3  REGISTRATION OF TRANSFER

     Shares of common stock of the Corporation shall be transferable only upon the transfer by the holders thereof in person or by their duly authorized attorneys or legal representatives, and upon such transfer the old certificates shall be surrendered to the Corporation by the delivery thereof to the person in charge of the stock and transfer books and ledgers of the Corporation or to such other person as the Board may designate. Upon surrender to the Corporation of a certificate for shares, duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction on its books and records.

                                   ARTICLE IX

                               GENERAL PROVISIONS

Section 9.1  RECORD DATE

     In order that the Corporation may determine the stockholders entitled to notice of, and to vote at, a meeting of stockholders, or to express consent or dissent to corporate action in writing without meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board may fix, in advance, a record date which shall not be more than sixty (60) nor less than ten (10) days prior to the date of such meeting nor more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of, and to vote at, a meeting of stockholders shall apply to any adjournment(s) of such meeting; provided, however, that the Board may, in its discretion, and shall if otherwise required by these Bylaws, fix a new record date for the adjourned meeting.

Section 9.2  REGISTERED STOCKHOLDERS

     Except as specifically provided otherwise by Nevada General Corporation Law, the Corporation shall be entitled (i) to recognize the exclusive right of a person registered on its books and records as the owner of shares of stock of the Corporation to receive dividends and to vote as such owner, (ii) to hold such person liable for calls and assessments and (iii) to recognize any equitable or other claim to, or interest in, such stock on the part of any other person, whether or not the Corporation shall have express or other notice thereof.

Section 9.3  DIVIDENDS

     The Board shall declare and pay dividends ratably, share for share, on the Corporation's capital stock in all sums so declared, out of funds legally available therefore in accordance with Nevada General Corporation Law.

Section 9.4  DIVIDEND DECLARATIONS

     Dividends on the capital stock of the Corporation may be declared quarterly, semiannually or annually as the Board may from time to time, in its discretion, determine.

Section 9.5  CHECKS AND NOTES

     All checks and drafts on the bank accounts of the Corporation, all bills of exchange and promissory notes of the Corporation, and all acceptances, obligations, and other instruments for the payment of money drawn, signed, or accepted by the Corporation shall be signed or accepted, as the case may be, by such officer or officers, agent or agents, and in such manner as shall be thereunto authorized from time to time by the Board or by officers of the Corporation designated by the Board to make such authorization.

Section 9.6  LOANS

     No loans shall be contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board. Such authority may be general or confined to specific instances.

Section 9.7  FISCAL YEAR

     The fiscal year of the Corporation shall commence on January 1 and end on December 31 of each year, unless otherwise fixed by resolutions of the Board.

Section 9.8  CORPORATE SEAL

     The Corporation may adopt a corporate seal as authorized by the Board. The use of a seal or stamp by the Corporation on any corporate documents is not necessary; such use or nonuse shall not in any way affect the legality of the document.

Section 9.9  VOTING OF SECURITIES OF OTHER ISSUERS

     In the event that the Corporation shall own and/or have power to vote any securities (including, but not limited to, shares of stock) of any other issuer, such securities shall be voted by the President or by such other person or persons to such extent and in such manner as may be determined by the Board. If the Corporation shall be a general partner in any partnership, the acts of the Corporation in such capacity may be approved by the Board and taken by the officers as may be authorized or determined by the Board from time to time.

Section 9.10  TRANSFER AGENTS

     The Board may make such rules and regulations as it may deem expedient concerning the issuance, transfer, and registration of securities (including, but not limited to, stock) of the Corporation. The Board may appoint one or more transfer agents and/or one or more registrars and may require all stock certificates and other certificates evidencing securities of the Corporation to bear the signature of either or both.

Section 9.11  BOOKS AND RECORDS

     Except as specifically provided otherwise by Nevada General Corporation Law, the books and records of the Corporation may be kept at such place or places, either within or without the State of Nevada, as may be designated by the Board.

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                                   ARTICLE X

                                INDEMNIFICATION

Section 10.1  INDEMNIFICATION AND INSURANCE

     (a) RIGHT TO INDEMNIFICATION. To the fullest extent permitted by Nevada General Corporation Law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent for another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, against all costs, charges, expenses, liabilities and losses (including attorneys' fees, judgments, fines, ERISA, excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation or to a person who has ceased to serve as a director, officer, employee or agent at the request of the Corporation for another corporation, partnership, joint venture, trust or other enterprise and shall inure to the benefit of his or her heirs, executors and administrators. The right to indemnification conferred in this Section 10.1 shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that if Nevada General Corporation Law requires the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, payment of such expenses shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section 10.1 or otherwise. The rights set forth herein shall not be exclusive of any other rights to which any director or officer may be entitled as a matter of law. The Corporation may, by action of the Board, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

     (b) RIGHT OF CLAIMANT TO BRING SUIT. If a claim under Section 10.1(a) of this Article is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has failed to meet a standard of conduct which makes it permissible under Nevada General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is permissible in the circumstances because he or she has met such standard of conduct, nor an actual determination by the Corporation (including its Board, independent legal counsel, or its stockholders) that the claimant has not met such standard of conduct, shall be a defense to the action or create a presumption that the claimant has failed to meet such standard of conduct.

     (c) NON-EXCLUSIVITY OF RIGHTS. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section 10.1 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, as amended, bylaw, agreement, vote of stockholder or disinterested directors or otherwise.

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

     (d) INSURANCE. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Nevada General Corporation Law.

     (e) WITNESS. To the extent that any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise is by reason of such position a witness in any action, suit or proceeding, he or she shall be indemnified against all costs and expenses actually and reasonably incurred by him or her on his or her behalf in connection therewith.

     (f) INDEMNITY AGREEMENTS. The Corporation may enter into indemnity agreements with the persons who are members of the Board from time to time, and with such officers, employees and agents as the Board may designate, such indemnity agreements to provide in substance that the Corporation will indemnify such persons to the full extent contemplated by this Article.

                                   ARTICLE XI

                           AMENDMENTS TO THESE BYLAWS

Section 11.1  BY THE BOARD OF DIRECTORS

     These Bylaws may be amended or repealed in whole or in part and new Bylaws may be adopted by a majority of the Board at any regular or special meeting of the Board, subject to the Bylaws, if any, adopted by the stockholders.

Approved by the Board of Directors

Date: May 21, 2001

/s/ MICHAEL SHEPPARD
      President of the Company

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

                                                                       EXHIBIT C

                            FINANCIAL INTRANET INC.
                             2001 STOCK OPTION PLAN

1. PURPOSE OF PLAN; ADMINISTRATION

1.1  Purpose.

     The Financial Intranet Inc. 2001 Stock Option Plan (hereinafter, the "Plan") is hereby established to grant to officers, directors and other employees of Financial Intranet Inc. or of its parents or subsidiaries (as defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code"), if any (individually and collectively, the "Company"), and to non-employee consultants and advisors and other persons who may perform significant services for or on behalf of the Company, a favorable opportunity to acquire common stock ("Shares" or "Common Stock"), of the Company and, thereby, to create an incentive for such persons to remain in the employ of or provide services to the Company and to contribute to its success. This Plan is an amendment and restatement of the 2000 Stock Option Plan of the Company; provided, however, this plan shall not alter or impair any rights or obligations under any option granted under the 2000 Stock Option Plan of the Company prior to the adoption of this Plan.

1.2  Administration.

     The Plan shall be administered by members of the Board of Directors of the Company (the "Board"), if each such member administering the Plan is a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"), or a committee (the "Committee") of two or more directors, each of whom is a disinterested person. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

     A majority of the members of the Committee shall constitute a quorum for the purposes of the Plan. Provided a quorum is present, the Committee may take action by affirmative role or consent of a majority of its members present at a meeting. Meetings may be held telephonically as long as all members are able to hear one another, and a member of the Committee shall be deemed to be present for this purpose if he or she is in simultaneous communication by telephone with the other members who are able to hear one another. In lieu of action at a meeting, the Committee may act by written consent of a majority of its members.

     Subject to the express provisions of the Plan, the Committee shall have the authority to construe and interpret the Plan and all Stock Option Agreements (as defined in Section 4.4) entered into pursuant hereto and to define the terms used therein, to prescribe, adopt, amend, and rescind rules and regulations relating to the administration of the Plan and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that the Committee may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper; and provided, further, in its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan. Subject to the express limitations of the Plan, the Committee shall designate the individuals from among the class of persons eligible to participate as provided in Section
1.3 who shall receive Awards (as described in Section 2), whether an optionee will receive Incentive Stock Options or Nonstatutory Options, or both, or another type of Award, and the amount, price, restrictions and all other terms and provisions of such Awards (which need not be identical).

     Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company's officers and directors shall be entitled to rely upon the advise, opinions or valuations of any such persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the

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

Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.

1.3  Participation.

     Officers, Directors, employees of the Company and consultants shall be eligible for selection to participate in the Plan upon approval by the Committee; provided, however that only "employees" (within the meaning of Section 3401(c) of the Code) of the Company shall be eligible for the grant of Incentive Stock Options. An individual who has been granted an option may, if otherwise eligible, be granted additional options if the Committee shall so determine, provided that no recipient may be granted options to purchase more than 20% of the shares of Common Stock initially reserved for issuance under the Plan. No person is eligible to participate in the Plan by matter of right; only those eligible persons who are selected by the Committee in its discretion shall participate in the Plan.

1.4  Stock Subject to the Plan.

     Subject to adjustment as provided in Section 4.5, the stock to be offered under the Plan shall be shares of authorized but unissued Common Stock, including any shares repurchased under the terms of the Plan or any Stock Option Agreement entered into pursuant hereto. The cumulative aggregate number of shares of Common Stock to be issued under the Plan shall not exceed 10,000,000, subject to adjustment as set forth in Section 4.5.

     If any options granted hereunder shall expire or terminate for any reason without having been fully exercised, the unpurchased shares subject thereto shall again be available for the purposes of the Plan. For purposes of this
Section 1.4, where the exercise price of options is paid by means of the grantee's surrender of previously owned shares of Common Stock, only the net number of additional shares issued and which remain outstanding in connection with such exercise shall be deemed "issued" for purposes of the Plan.

2. TYPES OF AWARDS

2.1 General. An award may be granted singularly, in combination with another award(s) or in tandem whereby exercise or vesting of one award held by a participant cancels another award held by the participant. Subject to the limitations of the Plan, an award may be granted as an alternative to or replacement of an existing award under the Plan or under any other compensation plans or arrangements of the Company, including the plan of any entity acquired by the Company. The types of Awards that may be granted under the Plan include:

     (a) Stock Option. A stock option represents a right to purchase a specified number of Shares during a specified period at a price per Share. The Company may grant under the Plan both incentive stock options within the meaning of Section 422 of the Code ("Incentive Stock Options") and stock options that do not qualify for treatment as Incentive Stock Options ("Nonstatutory Options"). Unless expressly provided to the contrary herein, all references herein to "options," shall include both incentive Stock Options and Nonstatutory Options.

     (b) Stock Appreciation Right. A stock appreciation right ("SAR") is a right to receive a payment in cash, Shares or a combination, equal to the excess of the aggregate market price at time of exercise of a specified number of Shares over the aggregate exercise price of the stock appreciation right being exercised. The longest term a stock appreciation right may be outstanding shall be ten years. Such exercise price shall be based on one hundred percent (100%) of the Fair Market Value stipulated by Section 3.1.

     (c) Stock Award. A stock award is a grant of Shares or of a right to receive Shares (or their cash equivalent or a combination of both) in the future. Except in cases of certain terminations of employment or an extraordinary event, each stock award shall be earned and vest over at least three years and shall be governed by such conditions, restrictions and contingencies as the Committee shall determine. These may include continuous service and/or the achievement of performance goals. The performance goals that may be used by the Committee for such Awards shall consist of: operating profits (including EBITDA), net profits, earnings per Share, profit returns and margins, revenues, shareholder return and/or value, stock price and working capital. Performance goals may be measured solely on a corporate, subsidiary or business unit basis, or a combination thereof. Further, performance criteria may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure of the selected performance criteria. Profit, earnings and revenues used for any performance goal measurement shall exclude: gains or losses on operating asset sales or dispositions; asset write-downs; litigation or claim judgments or settlements; effect of changes in tax law or rate on deferred tax liabilities; accruals for reorganization and restructuring programs; uninsured catastrophic property losses; the cumulative effect of changes in accounting principles; and any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial performance appearing in the Company's annual report to stockholders for the applicable year.

3. STOCK OPTIONS

3.1  Option Price.

     The exercise price of each Incentive Stock Option granted under the Plan shall be determined by the Committee, but shall not be less than 100% of the "Fair Market Value" (as defined below) of Common Stock on the date of grant. If an Incentive Stock Option is granted to an employee who at the time such option is granted owns (within the meaning of section 424(d) of the Code) more than 10% of the total combined voting power of all classes of capital stock of the Company, the option exercise price shall be at least 110% of the Fair Market Value of Common Stock on the date of grant and the option by its terms shall not be exercisable after the expiration of 5 years from the date such option is granted. The exercise price of each Nonstatutory Option also shall be determined by the Committee, but shall not be less than 80% of the Fair Market Value of Common Stock on the date of grant. The status of each option granted under the Plan as either an Incentive Stock Option or a Nonstatutory Option shall be determined by the Committee at the time the Committee acts to grant the options, and shall be clearly identified as such in the Stock Option Agreement relating thereto.

     "Fair Market Value" for purposes of the Plan shall mean, except as otherwise determined by the Committee: (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, (1) the last sales price (if Common Stock is then listed on the Nasdaq Stock Market) or (2) the mean between the closing representative bid and asked price (in all other cases) for Common Stock on the day prior to such date as reported by Nasdaq or such successor quotation system; or (iii) if there is no listing or trading of Common Stock either on a national exchange or over-the-counter, that price determined in good faith by the Committee to be the fair value per share of Common Stock, based upon such evidence as it deems necessary or advisable.

     In the discretion of the Committee exercised at the time the option is exercised, the exercise price of any options granted under the Plan shall be paid in full in cash, by check or by the optionee's interest-bearing promissory note (subject to any limitations of applicable state corporations law) delivered at the time of exercise; provided, however, that subject to the timing requirements of Section 3.7, in the discretion of the Committee and upon receipt of all regulatory approvals, the person exercising the options may deliver as payment in whole or in part of such exercise price certificates for Common Stock of the Company (duly endorsed or with duly executed stock powers attached), which shall be acceptable to the Committee and which shall be valued at their Fair Market Value on the day of exercise of the option, or other property deemed appropriate by the Committee; and, provided further, that subject to Section 422 of the Code so-called cashless exercises as permitted under applicable rules and regulations of the Securities and Exchange Commission and the Federal Reserve Board shall be permitted in the discretion of the Committee or the Board.

3.2  Tax Withholding.

     All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any Shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the optionee, through the surrender of Shares which the optionee already owns, or through the surrender of Shares to which the optionee is otherwise entitled under the Plan; provided, however, that such Shares may be used to satisfy not more than the Company's minimum statutory withholding obligation (based on minimum statutory withholding rates for Federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income).

3.3  Option Period.

     (a) The Committee shall provide, in the terms of each Stock Option Agreement, when the option subject to such agreement expires and becomes unexercisable, but in no event will an Incentive Stock Option granted under the Plan be exercisable after the expiration of ten years from the date it is granted. Without limiting the generality of the foregoing, the Committee may provide in the Stock Option Agreement that the option thereto expires 30 days following a Termination of Employment for any reason other than the death or disability or six months following a Termination of Employment for disability or following an optionee's death.

     (b) Notwithstanding any provision of this Section 3.3, in no event shall any option granted under the Plan be exercised after the expiration date of such option set forth in the applicable Stock Option Agreement.

3.4  Exercise of Options.

     Each option granted under the Plan shall become exercisable and the total number of shares subject thereto be purchasable, in a lump sum or in such installments, which need not be equal, as the Committee shall determine; provided, however, that each option shall become exercisable in full no later than ten years after such option is granted, and each option shall become exercisable as to at least 10% of the shares of Common Stock covered thereby on each anniversary of the date such option is granted; and provided, further, that if the holder of an option shall not in any given installment period purchase all of the shares which such holder is entitled to purchase in such installment period, such holder's right to purchase any shares not purchased in such installment period shall continue until the expiration or sooner termination of such holder's option. The Committee may, at any time after grant of the option and from time to time, increase the number of shares purchasable in any installment, subject to the total number of shares subject to the option and the limitations set forth in Section 3.4. At any time and from time to time prior to the time when any exercisable option or exercisable portion thereof becomes unexercisable under the Plan or the applicable Stock Option Agreement, such option or portion thereof may be exercised in whole or in part; provided, however, that the Committee may, by the terms of option, require any partial exercise to be with respect to a specified minimum number of shares. No option or installment thereof shall be exercisable except with respect to whole shares. Fractional share interests shall be disregarded, except that they may be accumulated as provided above and except that if such a fractional share interest constitutes the total shares of Common Stock remaining available for purchase under an option at the time of exercise, the optionee shall be entitled to receive on exercise a certified or bank cashier's check in an amount equal to the Fair Market Value of such fractional share of stock.

3.5  Transferability of Options.

     Except as the Committee may determine as aforesaid, an option granted under the Plan shall, by its terms, be nontransferable by the optionee other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order (as defined by the Code), and shall be exercisable during the optionee's lifetime only by the optionee or by his or her guardian or legal representative. More particularly, but without limiting the generality of the immediately preceding sentence, an option may not be assigned, transferred (except as provided in the preceding sentence), pledged or hypothecated (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of any option contrary to the provisions of the Plan and the applicable Stock Option Agreement, and any levy of any attachment or similar process upon an option, shall be null and void, and otherwise without effect, and the Committee may, in its sole discretion, upon the happening of any such event, terminate such option forthwith.

3.6  Limitation on Exercise of Incentive Stock Options.

     To the extent that the aggregate Fair Market Value (determined on the date of grant) of the Common Stock with respect to which Incentive Stock Options granted hereunder (together with all other Incentive Stock Option plans of the Company) are exercisable for the first time by an optionee in any calendar year under the Plan exceeds $100,000, such options granted hereunder shall be treated as Nonstatutory Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied taking options into account in the order in which they were granted.

3.7  Disqualifying Dispositions of Incentive Stock Options.

     If Common Stock acquired upon exercise of any Incentive Stock Option is disposed of in a disposition that, under Section 422 of the Code, disqualifies the option holder from the application of Section 421(a) of the code, the holder of the Common Stock immediately before the disposition shall comply with any requirements imposed by the Company in order to enable the Company to secure the related income tax deduction to which it is entitled in such event.

3.8  Certain Timing Requirements.

     At the discretion of the Committee, shares of Common Stock issuable to the optionee upon exercise of an option may be used to satisfy the option exercise price or the tax withholding consequences of such exercise, in the case of persons subject to Section 16 of the Securities Exchange Act of 1934, as amended, only (i) during the period beginning on the third business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth business day following such date or (ii) pursuant to an irrevocable written election by the optionee to use shares of Common Stock issuable to the optionee upon exercise of the option to pay all or part of the option price or the withholding taxes made at least six months prior to the payment of such option price or withholding taxes.

3.9  No Affect on Employment.

     Nothing in the Plan or in any Stock Option Agreement hereunder shall confer upon any optionee any right to continue in the employ of the Company, any Parent Corporation or any subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporation and its Subsidiaries, which are hereby expressly reserved, to discharge any optionee at any time for any reason whatsoever, with or without cause.

     For purposes of the Plan, "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For purposes of the Plan, "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of the award, each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

4. OTHER PROVISIONS

4.1  Sick Leave and Leaves of Absence.

     Unless otherwise provided in the Stock Option Agreement, and to the extent permitted by Section 422 of the Code, an optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Company if the period of any such leave does not exceed a period approved by the Company, or, if longer, if the optionee's right to reemployment by the Company is guaranteed either contractually or by statute. A Stock Option Agreement may contain such additional or different provisions with respect to leave of absence as the Committee may approve, either at the time of grant of an option or at a later time.

4.2  Termination of Employment.

     For purposes of the Plan "Termination of Employment," shall mean the time when the employee-employer relationship between the optionee and the Company, any Subsidiary or any Parent Corporation is terminated for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an optionee by the Company, any Subsidiary or any Parent corporation, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company, a Subsidiary or any Parent Corporation with the former employee. Subject to Section 3.1, the Committee, in its absolute discretion, shall determine the affect of all matters and questions relating to Termination of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that such leave of absence or other change interrupts employment for the purposes of Section 422(a)(2) of the code and then-applicable regulations and revenue rulings under said Section.

4.3  Issuance of Stock Certificates.

     Upon exercise of an option, the Company shall deliver to the person exercising such option a stock certificate evidencing the shares of Common Stock acquired upon exercise. Notwithstanding the foregoing, the Committee in its discretion may require the Company to retain possession of any certificate evidencing stock acquired upon exercise of an option which remains subject to repurchase under the provisions of the Stock Option Agreement or any other agreement signed by the optionee in order to facilitate such repurchase provisions.

4.4  Terms and Conditions of Options.

     Each option or SAR granted under the Plan shall be evidenced by a written Stock Option Agreement ("Stock Option Agreement") between the option holder and the Company providing that the option is subject to the terms and conditions of the Plan and to such other terms and conditions not inconsistent therewith as the Committee may deem appropriate in each case.

4.5  Adjustments Upon Changes in Capitalization; Merger and Consolidation.

     If the outstanding shares of Common Stock are changed into, or exchanged for cash or a different number or kind of shares or securities of the Company or of another corporation through reorganization, merger, recapitalization, reclassification, stock split-up, reverse stock split, stock dividend, stock consolidation, stock combination, stock reclassification or similar transaction, an appropriate adjustment shall be made by the Committee in the number and kind of shares as to which options and restricted stock may be granted. In the event of such a change or exchange, other than for shares or securities of another corporation or by reason of reorganization, the Committee shall also make a corresponding adjustment changing the number or kind of shares, and the exercise price per share allocated to unexercised options or portions thereof, which shall have been granted prior to any such change, shall likewise be adjusted. Any such adjustment, however, shall be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the price for each share (except for any change in the aggregate price resulting from rounding-off of share quantities or prices).

     In the event of a "spin-off" or other substantial distribution of assets of the Company which has a material diminutive effect upon the Fair Market Value of the Common Stock, the Committee in its discretion shall make an appropriate and equitable adjustment to the exercise prices of options then outstanding under the Plan.

     Where an adjustment under this Section 4.5 of the type described above is made to an Incentive Stock Option, the adjustment will be made in a manner which will not be considered a "modification" under the provisions of subsection 424(b)(3) of the Code.

     In connection with the dissolution or liquidation of the Company or a partial liquidation involving 50% or more of the assets of the Company, a reorganization of the Company in which another entity is the survivor, a merger or reorganization of the Company under which more than 50% of the Common Stock outstanding prior to the merger or reorganization is converted into cash or into another security, a sale of more than 50% of the Company's assets, or a similar event that the Committee determines, in its discretion, would materially alter the structure of the Company, or its ownership, the Committee, upon 30 days prior written notice to the option holders, may, in its discretion, do one or more of the following: (i) shorten the period during which options are exercisable (provided they remain exercisable for at least 30 days after the date the notice is given); (ii) accelerate any vesting schedule to which an option is subject; (iii) arrange to have the surviving or successor entity grant replacement options with appropriate adjustments in the number and kind of securities to each option to the extent then exercisable (including any options as to which the exercise has been accelerated as contemplated in clause (ii) above), of any amount that is the equivalent of the Fair Market Value of the Common Stock (at the effective time of the dissolution, liquidation, merger, reorganization, sale or other event) or the fair market value of the option.

     In the event of a Change of Control (as defined below), the Committee may, in considering the advisability or the terms and conditions of any acceleration of the exercisability of any option pursuant to this Section 4.5, take into account the penalties that may result directly or indirectly from such acceleration to either the Company or the option holder, or both, under Section 280G of the Code, and may decide to limit such acceleration to the extent necessary to avoid or mitigate such penalties or their effects. The term "Change of Control" means a change in the beneficial ownership of the Company's voting stock or a change in the composition of the Board which occurs as follows: (a) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities and Exchange Act of 1934) is or becomes a beneficial owner, directly or indirectly, of stock of the Company representing 25 percent or more of the total voting power of the Company's then outstanding stock; (b) a tender offer (for which a filing has been made with the Securities and Exchange Commission which purports to comply with the requirements of Section 14(d) of the Securities Exchange Act of 1934 and the corresponding Securities and Exchange rules) is made for the stock of the Company (in the case of such tender offer, the Change of Control shall be deemed to have occurred upon the first to occur of (i) any time during the offer when the person (using the definition in (a) above) making the offer owns or has accepted for payment stock of the Company with 25 percent or more of the total voting power of the Company's outstanding stock or (ii) three business days before the offer is to terminate unless the offer is withdrawn first, if the person making the offer could own, by the terms of the offer plus any shares owned by this person, stock with 50 percent or more of the total voting power of the Company's outstanding stock when the offer terminates) or (c) individuals who were the Board's nominees for election as directors of the Company immediately prior to a meeting of the stockholders of the Company involving a contest for the election of directors shall not constitute a majority of the Board following the election.

     At the time of a Change of Control, any outstanding SARs of a participant under this plan shall become fully exercisable on and after the date of the Change in Control (subject to the expiration provisions otherwise applicable to the SARs) and any cash or stock acquired by the participant under such SAR following such Change of Control shall be fully vested upon exercise.

     No fractional share of Common Stock shall be issued under the Plan on account of any adjustment under this Section 4.5.

4.6  Rights of Participants and Beneficiaries.

     The Company shall pay all amounts payable hereunder only to the option holder or beneficiaries entitled thereto pursuant to the Plan. The Company shall not be liable for the debts, contracts or engagements of any optionee or his or her beneficiaries, and rights to cash payments under the Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding while in the hands of the Company.

4.7  Government Regulations.

     The Plan, and the grant and exercise of options and the issuance and delivery of shares of Common Stock under options granted hereunder, shall be subject to compliance with all applicable federal and state laws, rules and regulations including but not limited to state and federal securities law) and federal margin requirements and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

4.8  Amendment and Termination.

     The Board or the Committee may at any time suspend, amend or terminate the Plan and may, with the consent of the option holder, make such modifications of the terms and conditions of such option holder's option as it shall deem advisable, provided, however, that, without approval of the Company's stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, (A) materially increase the benefits accruing to participants under the Plan; (B) materially increase the number of securities which may be issued under the Plan; or (C) materially modify the requirements as to eligibility for participation in the Plan. No option may be granted during any suspension of the Plan or after such termination. The amendment, suspension or termination of the Plan shall not, without the consent of the option holder affected thereby, alter or impair any rights or obligations under any option theretofore granted under the Plan. No option may be granted during any period of suspension nor after termination of the Plan, and in no event may any option be granted under the Plan after the expiration of ten years from the date the Plan is adopted by the Board.

4.9  Time of Grant and Exercise of Option.

     An option shall be deemed to be exercised when the Secretary of the Company receives written notice from an option holder of such exercise, payment of the purchase price determined pursuant to Section 3.1 of the Plan and set forth in the Stock Option Agreement, and all representations, indemnifications and documents reasonably requested by the Committee.

4.10 Privileges of Stock Ownership; Non-Distributive Intent; Reports to Option Holders.

     A participant in the Plan shall be entitled to the privilege of stock ownership as to any shares of Common Stock not actually issued to the optionee. Upon exercise of an option at a time when there is not in effect under the Securities Act of 1933, as amended, a Registration Statement relating to the Common Stock issuable upon exercise or payment therefor and available for delivery a Prospectus meeting the requirements of Section 10(a)(3) of said Act, the optionee shall represent and warrant in writing to the Company that the shares purchased are being acquired for investment and not with a view to the distribution thereof.

     The Company shall furnish to each optionee under the Plan the Company's annual report and such other periodic reports, if any, as are disseminated by the Company in the ordinary course to its stockholders.

4.11  Legending Share Certificates.

     In order to enforce any restrictions imposed upon Common Stock issued upon exercise of an option granted under the Plan or to which such Common Stock may be subject, the Committee may cause a legend or legends to be placed on any share certificates representing such Common Stock, which legend or legends shall make appropriate reference to such restrictions, including, but not limited to, a restriction against all or such Common Stock for any period of time as may be required by applicable laws or regulations. If any restriction with respect to which a legend was placed on any certificate ceases to apply to Common Stock represented by such certificate, the owner of the Common Stock represented by such certificates may require the Company to cause the issuance of a new certificate not bearing the legend.

     Additionally, and not by way of limitation, the Committee may impose such restrictions on any Common Stock issued pursuant to the Plan as it may deem advisable, including, without limitation, restrictions under the requirements of any stock exchange or market upon which Common Stock is then traded.

4.12  Use of Proceeds.

     Proceeds realized pursuant to the exercise of options under the Plan shall constitute general funds of the Company.

4.13  Changes in Capital Structure; No Impediment to Corporate Transactions.

     The existence of outstanding options under the Plan shall not affect the Company's right to effect adjustment, recapitalization, reorganizations or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company's or any other corporations assets or business, or any other corporate act, whether similar to the events described above or otherwise.

4.14  Effective Date of the Plan.

     The Plan shall be effective as of the date of its approval by the stockholders of the Company within twelve months after the date of the Board's initial adoption of the Plan. Options may be granted but not exercised prior to stockholder approval of the Plan. If any options are so granted and stockholder approval shall not have been obtained within twelve months of the date of adoption of this Plan by the Board of Directors, such options shall terminate retroactively as of the date they were granted.

4.15  Termination.

     The Plan shall terminate automatically as of the close of business on the day preceding the tenth anniversary date of its adoption by the Board or earlier as provided in Section 4.8. Unless otherwise provided herein, the termination of the Plan shall not affect the validity of any option agreement outstanding at the date of such termination.

4.16  Limitation of Implied Rights.

     Neither an option holder nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. An option holder shall have only a contractual right to the Shares or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person. Except as otherwise provided in the Plan, no award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

4.17  Other Compensation.

     The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company, any subsidiary or any Parent Corporation. Nothing in the Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for employees of the company, any Subsidiary or any Parent Corporation or (ii) to grant or assume options or other rights otherwise than under the Plan in connection with any proper corporation purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association.

                                   PROXY CARD

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                           OF FINANCIAL INTRANET, INC.

                                      PROXY
                 FOR THE 2001 ANNUAL MEETING OF STOCKHOLDERS OF
                            FINANCIAL INTRANET, INC.
                       TO BE HELD THURSDAY, JUNE 28, 2001

     The undersigned stockholder(s) of Financial Intranet, Inc., a Nevada corporation, hereby acknowledges receipt of the Notice of 2001 Annual Meeting of Stockholders and Proxy Statement each dated May 30, 2001. The undersigned hereby appoints Michael Sheppard, proxy and attorney-in-fact, with full power of substitution for each, on behalf of and in the name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of Stockholders of Financial Intranet, Inc. to be held on June 28, 2001, at Technest.com, Inc. One Capital City Plaza, 3350 Peachtree Road, Suite 1050, Atlanta, Georgia, 30326 at 8:00 a.m., Atlanta time, and at any adjournment(s) of the annual meeting, and to vote all shares of common stock that the undersigned would be entitled to vote as if they were personally present, on the matters set forth on the reverse side.

                                SEE REVERSE SIDE

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X] Please mark votes as in this example.

     THIS PROXY WILL BE VOTED AS DIRECTED OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS LISTED BELOW AND FOR PROPOSALS 1, 2 AND 4, AND AS THE PROXY DEEMS ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OF THE MEETING.

                                                    FOR    AGAINST  ABSTAIN

1. The approval of the amendments to                [ ]      [ ]      [ ]
   Financial Intranet Inc.'s Restated Articles of Incorporation.

2. The approval of the Amended and                  [ ]      [ ]      [ ]
   Restated Bylaws of Financial Intranet,
   Inc.

3. The election of three directors, to serve until the next meeting of the stockholders.

NOMINEES:                          FOR                   WITHHOLD AUTHORITY

Michael Sheppard                   [ ]                          [ ]

Rollin M. Shouse                   [ ]                          [ ]

W. Dale Smith                      [ ]                          [ ]

[ ]
   --------------------------------

FOR all nominees except those listed on the line immediately above.


4. The approval of the Financial Intranet,          [ ]      [ ]      [ ]
   Inc., 2001 Stock Option Plan.

[ ] Please check this box if this proxy card represents a duplicate account. Checking the box will discontinue Annual Report and Proxy Statement mailings to this account. Proxy Cards though will continue to be mailed to this account. Please make sure that at least one account continues to receive these materials.

     This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears on the proxy card, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

     Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by Michael Sheppard, at or prior to the annual meeting, of either
(i) an instrument revoking the proxy or (ii) a duly executed proxy bearing a later date. Additionally, a stockholder may change or revoke a previously executed proxy by attending the annual meeting and requesting to vote in person. Please note that attendance at the annual meeting will not by itself revoke a previously granted proxy.

Stockholder Signature(s):
                          -----------------------------

Date:
                          -----------------------------